                                                                 Exhibit 10.BB.1


                           FIFTH AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                           CHAPARRAL INVESTORS, L.L.C.

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TABLE OF CONTENTS

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ARTICLE I             FORMATION AND CONTINUATION OF CHAPARRAL.............................................       2
         Section 1.1       Formation and Continuation of Chaparral........................................       2

         Section 1.2       Name...........................................................................       2

         Section 1.3       Business of Chaparral..........................................................       3

         Section 1.4       Location of Principal Place of Business; Registered Office.....................       3

         Section 1.5       Filings; Registered Agent......................................................       3

         Section 1.6       Term...........................................................................       4

         Section 1.7       Title to Chaparral Property....................................................       4

         Section 1.8       Payments of Individual Obligations.............................................       4
ARTICLE II            DEFINITIONS.........................................................................       5
         Section 2.1       Definitions....................................................................       5

         Section 2.2       Rules of Construction..........................................................       5
ARTICLE III           INTERESTS; MEMBERS; CAPITAL CONTRIBUTIONS; ADDITIONAL AGREEMENTS....................       5
         Section 3.1       Interests......................................................................       5

         Section 3.2       Class A Member and Class B Members.............................................       5

         Section 3.3       Additional Capital Contributions...............................................       6

         Section 3.4       Additional Agreements Among Members............................................       8
ARTICLE IV            ALLOCATION OF NET INCOME AND NET LOSS...............................................      10
         Section 4.1       Allocation of Net Income and Net Loss..........................................      10

         Section 4.2       Allocations During and After Earn-Out Period...................................      11

         Section 4.3       Allocations Following Mark-to-Market...........................................      12

         Section 4.4       Special Tax Allocations........................................................      12

         Section 4.5       Curative Allocations...........................................................      14

         Section 4.6       Loss Limitation................................................................      15

         Section 4.7       Other Allocation Rules.........................................................      15

         Section 4.8       Tax Allocations; Code Section 704(c)...........................................      15

         Section 4.9       Order of Allocations...........................................................      16
ARTICLE V             DISTRIBUTIONS; WITHDRAWALS..........................................................      17
         Section 5.1       Distributions..................................................................      17

         Section 5.2       More than One Class A Member or Class B Member.................................      19

         Section 5.3       Amounts Withheld...............................................................      19

         Section 5.4       Payments from the Overfund Trust...............................................      19



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(continued)

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         Section 5.5       Deemed Distributions to Class A Member.........................................      19

         Section 5.6       Notice of Certain Distributions................................................      20
ARTICLE VI            MANAGEMENT..........................................................................      21
         Section 6.1       Management of Chaparral........................................................      21

         Section 6.2       Right to Rely on the Managing Member...........................................      23

         Section 6.3       Decisions Requiring Unanimous Member Consent...................................      23

         Section 6.4       Consents of the Class A Member.................................................      28

         Section 6.5       Duties and Obligations of the Managing Member..................................      28

         Section 6.6       Compensation and Expenses......................................................      32

         Section 6.7       Demand on El Paso Loans Held by Mesquite or Mesquite's Subsidiaries............      32

         Section 6.8       Execution of other Transaction Documents; Matters Relating to Mesquite
                           and the Overfund Trust.........................................................      32

         Section 6.9       Determination of Interest Rate on El Paso Loans................................      33

         Section 6.10      Additional Financing Costs; New Administrative Expenses........................      33

         Section 6.11      Certain Assets.................................................................      34

         Section 6.12      Covenant of the Managing Member................................................      34
ARTICLE VII           ROLE OF NON-MANAGING MEMBERS........................................................      34
         Section 7.1       Rights or Powers...............................................................      34

         Section 7.2       Voting Rights..................................................................      35

         Section 7.3       Procedure for Consent..........................................................      35

         Section 7.4       Special Rights of the Class A Member...........................................      35
ARTICLE VIII          ACCOUNTING; BOOKS AND RECORDS.......................................................      35
         Section 8.1       Accounting; Books and Records..................................................      35

         Section 8.2       Reports........................................................................      36

         Section 8.3       Tax Matters....................................................................      39

         Section 8.4       Proprietary Information........................................................      40
ARTICLE IX            AMENDMENTS; MEETINGS................................................................      40
         Section 9.1       Amendments.....................................................................      40

         Section 9.2       Meetings of the Members........................................................      40

         Section 9.3       Unanimous Consent..............................................................      41
ARTICLE X             TRANSFERS OF INTERESTS..............................................................      41
         Section 10.1      Restriction on Dispositions of Interests.......................................      41




                                      -ii-


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(continued)

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         Section 10.2      Prohibited Dispositions........................................................      42
ARTICLE XI            RETIREMENT OPTION; PURCHASE OPTION; EARN-OUT PERIOD.................................      42
         Section 11.1      Class B Member's Retirement Option.............................................      42

         Section 11.2      Class B Member's Purchase Option...............................................      44

         Section 11.3      Asset Remedy...................................................................      46

         Section 11.4      Earn-Out Period................................................................      48
ARTICLE XII           DISSOLUTION AND WINDING UP..........................................................      49
         Section 12.1      Liquidating Events.............................................................      49

         Section 12.2      Winding Up.....................................................................      49

         Section 12.3      No Restoration of Deficit Capital Accounts; Compliance With Timing
                           Requirements of Regulations....................................................      50

         Section 12.4      Deemed Distribution and Recontribution.........................................      51

         Section 12.5      Rights of Members..............................................................      51

         Section 12.6      Notice of Dissolution..........................................................      52

         Section 12.7      Character of Liquidating Distributions.........................................      52

         Section 12.8      The Liquidator.................................................................      52

         Section 12.9      Form of Liquidating Distributions..............................................      52

         Section 12.10     Liquidation Notice.............................................................      53
ARTICLE XIII          MISCELLANEOUS.......................................................................      54
         Section 13.1      Amendments.....................................................................      54

         Section 13.2      Notices........................................................................      54

         Section 13.3      No Waiver; Cumulative Remedies.................................................      54

         Section 13.4      Waiver of Jury Trial...........................................................      54

         Section 13.5      Counterparts...................................................................      55

         Section 13.6      Survival of Representations, Warranties and Indemnities: Entire Agreement......      55

         Section 13.7      Severability...................................................................      55

         Section 13.8      Construction...................................................................      55

         Section 13.9      Determination of Capital Accounts..............................................      55

         Section 13.10     Governing Law..................................................................      55

         Section 13.11     Waiver of Action for Partition.................................................      56
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         Section 13.12     Consent to Jurisdiction........................................................      56

         Section 13.13     Specific Performance...........................................................      56

         Section 13.14     Limitation of Liability........................................................      56

         Section 13.15     Consent to Collateral Assignment by Class A Member; Rights of Action...........      56

         Section 13.16     Effectiveness..................................................................      57

                                      ANNEX

Annex A:                 Definitions

                                   SCHEDULES

Schedule 3.2(a)          Members and Capital Accounts
Schedule 3.2(b)          Existing Assets and Specified New Assets
Schedule 6.3(f)          Budget Parameters
Schedule 13.2            Notice Information

                                    EXHIBITS

Exhibit A:               Form of Membership Interest
Exhibit B:               Form of El Paso Note
Exhibit C:               Form of Contingent Debt Instrument
Exhibit D:               Form of Confidentiality Agreement

                           FIFTH AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                           CHAPARRAL INVESTORS, L.L.C.

      FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "CHAPARRAL LLC AGREEMENT") of Chaparral Investors, L.L.C. ("CHAPARRAL"), dated as of April 12, 2002, among Chaparral, El Paso Chaparral Investor, L.L.C., a Delaware limited liability company ("EL PASO CHAPARRAL"), El Paso Chaparral Holding II Company, a Delaware corporation ("EL PASO CHAPARRAL HOLDING II") and Limestone Electron Trust, a Delaware business trust ("LIMESTONE").

                             PRELIMINARY STATEMENTS

      Chaparral was formed as a limited liability company under and pursuant to the provisions of the LLC Act (as hereinafter defined), with El Paso Chaparral as the initial member of Chaparral, pursuant to the filing of the Chaparral Certificate of Formation on July 28, 1999, and the execution of the Limited Liability Company Agreement of Chaparral Investors, L.L.C. dated as of July 28, 1999 (the "ORIGINAL LLC AGREEMENT"). On August 12, 1999, El Paso Chaparral and Chaparral entered into the First Amended and Restated Limited Liability Company Agreement (the "FIRST AMENDED AND RESTATED LLC AGREEMENT") amending, restating and superseding the Original LLC Agreement. On August 12, 1999, El Paso Chaparral and Limestone Investors, L.L.C., a Delaware limited liability company ("LIMESTONE INVESTORS") entered into that certain Purchase Agreement (the "LIMESTONE INVESTORS PURCHASE AGREEMENT") pursuant to which Limestone Investors agreed to purchase El Paso Chaparral's Class A Member Interest subject to the execution of the Second Amended and Restated Limited Liability Company Agreement of Chaparral dated August 19, 1999 (the "SECOND AMENDED AND RESTATED LLC AGREEMENT"). Simultaneously with the execution of the Second Amended and Restated LLC Agreement and the consummation of the transactions contemplated by the Limestone Investors Purchase Agreement, Limestone Investors was admitted to Chaparral as a Class A Member of Chaparral, and El Paso Chaparral withdrew as a Class A Member of Chaparral. On September 28, 1999, Chaparral, El Paso Chaparral and Limestone Investors entered into the First Amendment to the Second Amended and Restated LLC Agreement. On December 22, 1999, Chaparral, El Paso Chaparral, Limestone Investors and El Paso Chaparral Holding II entered into a Second Amendment to the Second Amended and Restated LLC Agreement, pursuant to which El Paso Chaparral Holding II was admitted to Chaparral as a Class B Member. Pursuant to an Assignment and Assumption Agreement dated as of December 28, 1999 (the "ASSIGNMENT AND ASSUMPTION AGREEMENT"), and in accordance with the timing set forth in the Third Amended and Restated Limited Liability Company Agreement of Chaparral dated as of December 28, 1999 (the "THIRD AMENDED AND RESTATED LLC AGREEMENT"), Limestone acquired from Limestone Investors all of Limestone Investors' right, title and interest in its Class A Member Interest and assumed the debt of Limestone Investors specified therein, subject to the execution of the Third Amended and Restated LLC Agreement. Simultaneously with the execution of the Third Amended and Restated LLC Agreement, (i) Limestone was admitted to Chaparral as the sole


               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement


Class A Member of Chaparral and (ii) Limestone Investors withdrew as a Class A Member of Chaparral. Simultaneously with the execution of the Fourth Amended and Restated Limited Liability Company Agreement of Chaparral dated as of March 27, 2000, (the "FOURTH AMENDED AND RESTATED LLC AGREEMENT"), (i) Limestone made an additional capital contribution in the amount of $1,027,250,000 to Chaparral to increase its Capital Account attributable to its Class A Member Interest, (ii) pursuant to a demand by Chaparral, El Paso repaid $61,600,509.17 of principal and $1,200,716.02 of accrued interest on the Existing El Paso Demand Note leaving an unpaid principal balance of $11,149,490.83 on the Existing El Paso Demand Note and El Paso amended and restated such Existing El Paso Demand Note and delivered such amended and restated note (the "AMENDED EL PASO/CHAPARRAL NOTE") to Chaparral, and (iii) Chaparral (a) made a demand on the Existing El Paso Demand Note as described in the preceding clause (ii), (b) paid to Limestone an amount equal to $1,200,716.02, representing all priority return accrued on the Class A Member Interest through March 27, 2000, (c) paid certain fees and expenses in connection with the offering and sale of the Initial Notes and the Subsequent Certificates in accordance with the Participation Agreement and the Note Purchase Agreement in an aggregate amount of approximately $14,177,430.00, (d) contributed approximately $796,013,202.43 of cash to Mesquite thereby increasing the value of its investment represented by the Mesquite LLC Interest, (e) upon receipt of the Amended El Paso/Chaparral Note, returned the Existing El Paso Demand Note to El Paso for cancellation and (f) contributed the Overfund Amount to El Paso Electron Overfund Trust, a Delaware statutory business trust (the "OVERFUND TRUST"), in further consideration for the sole beneficial ownership interest in the Overfund Trust.

      The parties hereto have agreed to enter into this Chaparral LLC Agreement to further amend and restate the Fourth Amended and Restated LLC Agreement effective on and as of the Effective Date in accordance with Section 13.16.

                                   ARTICLE I

                     FORMATION AND CONTINUATION OF CHAPARRAL

      Section 1.1 Formation and Continuation of Chaparral. Chaparral was formed as a limited liability company under the LLC Act by the filing of the Chaparral Certificate of Formation (as defined below) on July 28, 1999, with the Office of the Secretary of State. The parties hereto agree to continue Chaparral as a limited liability company. The Members agree that the Fourth Amended and Restated LLC Agreement is hereby further amended and restated in its entirety as set forth in, and is hereby superseded in its entirety by, this Chaparral LLC Agreement effective as of the Effective Date.

      Section 1.2 Name. The name of Chaparral shall continue to be "Chaparral Investors, L.L.C.", and all business of Chaparral shall continue to be conducted in such name or, in the discretion of the Managing Member, under any other name; provided, however, that (a) in no event shall the name of Chaparral include (i) the name of the Class A Member, (ii) to the extent that the Managing Member shall have actual knowledge thereof, the name of any Affiliate of the Class A Member, (iii) the name of any Certificateholder or, to the extent that the Managing Member shall have actual knowledge thereof, the name of any Certificateholder Related Person,

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

or (iv) any abbreviation of any name described in clause (i), (ii) or (iii), and
(b) the Managing Member may change the name of Chaparral only upon executing and filing an amendment to the Chaparral Certificate of Formation.

      Section 1.3 Business of Chaparral. The purposes of Chaparral are limited to (i) engaging in the business of owning investments in Chaparral Permitted Assets, managing, protecting and conserving such investments in Chaparral Permitted Assets, and making additional investments in Chaparral Permitted Assets, (ii) entering into, and performing its obligations under and consummating the transactions contemplated by, the Chaparral Documents, (iii) holding the sole beneficial interest in the Overfund Trust, (iv) engaging in such additional business endeavors as are permitted under this Chaparral LLC Agreement and (v) engaging in activities related or incidental to the foregoing. Chaparral, and the Managing Member on behalf of Chaparral, may enter into and perform the Chaparral Documents and, subject to Sections 6.3 and 7.4, all documents, agreements, certificates and financing statements contemplated thereby or related thereto, all without further act, vote or approval of any Person. The authorization set forth in the preceding sentence shall not be deemed a restriction on the power and authority of the Managing Member to enter into other agreements or documents on behalf of Chaparral in accordance with the terms of this Chaparral LLC Agreement and the other Chaparral Documents, and the Managing Member is hereby directed by the Members to enter into on behalf of Chaparral, the Chaparral Documents to which Chaparral is or is to be a party and which have not been previously entered into by or on behalf of Chaparral. Chaparral shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purposes of Chaparral set forth in this Section 1.3 and shall have, without limitation, any and all powers that may be exercised on behalf of Chaparral by the Managing Member pursuant to Article VI.

      Section 1.4 Location of Principal Place of Business; Registered Office. The principal place of business of Chaparral shall be at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration. The registered office of Chaparral in the State of Delaware is located at c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, New Castle County, Delaware 19890.

      Section 1.5 Filings; Registered Agent.

      (a) Filings. The Managing Member shall take any and all other actions necessary to perfect and maintain the status of Chaparral as a limited liability company under the laws of the State of Delaware, including the preparation, execution and filing of amendments to the Chaparral Certificate of Formation and such other certificates, documents and instruments as may be required by law. In addition, the Managing Member in its sole discretion may register or qualify Chaparral as a limited liability company in any other jurisdiction in the United States, including each other jurisdiction in which registration or qualification is necessary or appropriate because the properties or activities of Chaparral are located in that jurisdiction; provided, however, that (i) the Managing Member shall notify the Class A Member if, following reasonable investigation, the Managing Member knows or reasonably should know that, solely as a result of Chaparral doing business in any other such jurisdiction, the Class A Member or any Certificateholder Related Person would be required under the laws of such jurisdiction to qualify

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

to do business in such jurisdiction and (ii) Chaparral shall not conduct business in any jurisdiction other than the State of Delaware wherein the conduct by Chaparral of business in such jurisdiction would reasonably be expected to subject the Class A Member or any Certificateholder Related Person to any penalty, liability or cost except to the extent that (x) such penalty, liability or cost results from the activities of the Class A Member or any Certificateholder Related Person in such jurisdiction (other than those activities in connection with the transactions contemplated hereby) or (y) the Class A Member or any Certificateholder Related Person is indemnified (or would have been indemnified if it had complied with the provisions of the Transaction Documents applicable to it) for such penalty, liability or cost under Section 3.4(f) or under any other provision under this Chaparral LLC Agreement or any other Transaction Document and such penalty, liability or cost is not a criminal penalty or liability.

      (b) Delivery of Certificates, etc. in Connection With Qualification of Chaparral. At the request of the Managing Member, each Member shall execute, acknowledge, swear to and deliver all certificates and other instruments conforming with this Chaparral LLC Agreement that are necessary or appropriate to form, qualify, continue and terminate Chaparral as a limited liability company under the laws of the State of Delaware and to qualify, continue and terminate Chaparral as a foreign limited liability company in all other jurisdictions in which Chaparral may so qualify, all to the extent contemplated and required by this Chaparral LLC Agreement.

      (c) Registered Agent. The registered agent for service of process on Chaparral in the State of Delaware shall be Wilmington Trust Company, 1100 North Market Street, Wilmington, New Castle County, Delaware 19890 or any successor as appointed by the Managing Member in accordance with the LLC Act.

      (d) Dissolution. Upon the dissolution and completion of the winding up and liquidation of Chaparral, the Liquidator, as an authorized person within the meaning of the LLC Act, shall promptly execute and cause to be filed statements of intent to dissolve and certificates of cancellation in accordance with the LLC Act and the laws of any other states or jurisdictions in which the Liquidator deems such filing necessary or advisable.

      Section 1.6 Term. The term of Chaparral commenced on the date the certificate of formation described in Section 18-201 of the LLC Act (as amended from time to time, the "CHAPARRAL CERTIFICATE OF FORMATION") was filed in the office of the Secretary of State of the State of Delaware in accordance with the LLC Act and shall continue until the winding up and liquidation of Chaparral and the completion of its business following a Liquidating Event as provided in
Article XII.

      Section 1.7 Title to Chaparral Property. All Chaparral Property shall be owned by Chaparral as an entity, and no Member shall have any ownership interest in such property in its individual name or right. Each Member's interest in Chaparral shall be personal property for all purposes. Chaparral shall hold all of its property in the name of Chaparral and not in the name of any Member.

      Section 1.8 Payments of Individual Obligations. Chaparral's credit and assets shall be used solely for the benefit of Chaparral, and no asset of Chaparral shall be transferred or encumbered for or in payment of any individual obligation of any Member.

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

                                   ARTICLE II

                                   DEFINITIONS

      Section 2.1 Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Chaparral LLC Agreement (including the Preliminary Statements and the Schedules and Exhibits hereto) shall have the meanings set forth in Section 1.01 of Annex A hereto.

      Section 2.2 Rules of Construction. This Chaparral LLC Agreement and the definitions referred to in Section 2.1 shall be governed by, and construed in accordance with, the rules of construction set forth in Section 1.02 of Annex A hereto.

                                  ARTICLE III

        INTERESTS; MEMBERS; CAPITAL CONTRIBUTIONS; ADDITIONAL AGREEMENTS


      Section 3.1 Interests. There shall be two classes of Interests: a Class A Member Interest and a Class B Member Interest. Certificates in the form attached as Exhibit A hereto (each, a "CERTIFICATE OF INTEREST") shall be issued to each Class A Member and Class B Member to evidence their respective Interests herein. Each of the parties hereto hereby acknowledges and agrees that the Interests shall constitute "securities" governed by Article 8 of the Uniform Commercial Code as in effect in any applicable jurisdiction. The holder of the Class A Member Interest shall have all of the rights and obligations provided to the Class A Member under this Chaparral LLC Agreement, and the holders of the Class B Member Interests shall have all of the rights and obligations provided to the Class B Members under this Chaparral LLC Agreement; provided, that if any Additional Class B Member Interest is held by the Class A Member, the Class A Member shall not with respect to such Additional Class B Member Interest, except as specifically provided herein, be subject to or bound by any terms of this Chaparral LLC Agreement which are applicable to a Class B Member.

      Section 3.2 Class A Member and Class B Members.

      (a) Class A Member. On and as of the Closing Date, Limestone, as Class A Member, made a Capital Contribution to Chaparral in Cash in the amount of $1,027,250,000. On and as of the Closing Date and after giving effect to the Capital Contribution referred to in the preceding sentence, the Distribution to the Class A Member described in the first sentence of Section 5.1(a) and the other transactions described in the Preliminary Statements hereto, but without giving effect to any allocations of Net Income and Net Losses or any items of Chaparral income, gain, loss or deduction for the period commencing on January 1, 2000 and ending on the Closing Date, the name and address of the Class A Member and the Capital Account balance of the Class A Member was reflected in the books and records of Chaparral as set forth in Schedule 3.2(a) hereto, and the Managing Member executed on behalf of Chaparral a Certificate of Interest in the name of the Class A Member representing its Class A Member Interest.

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement


      (b) Class B Members. (i) Prior to the Closing Date, the Primary Class B Member made a Capital Contribution to Chaparral of the Existing Assets identified as contributions on Schedule 3.2(b) hereto and Chaparral contributed all of the Existing Assets to Mesquite. The names and addresses of the Class B Members and the respective approximate Capital Account balances of the Class B Members on and as of the Closing Date and after giving effect to the transactions referred to in the Preliminary Statements hereto, but without giving effect to any allocation of Net Income and Net Losses or any items of Chaparral income, gain, loss or deduction for the period commencing on January 1, 2000 and ending on the Closing Date, was reflected in the books and records of Chaparral as set forth in Schedule 3.2(a) hereto, and the Managing Member executed on behalf of Chaparral a Certificate of Interest in the name of each Class B Member representing its Class B Member Interest.

            (ii) Each Class B Member (including the Class A Member as holder of any Additional Class B Member Interest) other than the Primary Class B Member hereby designates and appoints the Primary Class B Member as its attorney-in-fact, in its name and stead, to give or withhold all consents and approvals that such Class B Member shall be entitled to give or withhold, and to exercise all other voting rights and other rights, and take all other actions, that such Class B Member is entitled to exercise or take, pursuant to the provisions of this Chaparral LLC Agreement (including, without limitation, Section 7.3 and Article IX), until such time as such designation and appointment is revoked in writing by notice to all other Members, and this Section 3.2(b)(ii) shall be, to the extent required by the LLC Act to give it effect, construed as a proxy in favor of the Primary Class B Member.

            (iii) Upon the contribution (or deemed contribution) by the holder of the El Paso Interest of any amount pursuant to Section 3.03 of the Limestone Trust Agreement, Chaparral shall issue to the Class A Member a Class B Member Interest (an "ADDITIONAL CLASS B MEMBER INTEREST"), together with a Certificate of Interest executed by the Managing Member evidencing such Interest, whereupon the Class A Member shall be admitted to Chaparral as an additional Class B Member in respect of the Additional Class B Member Interest. Upon the issuance of such Additional Class B Member Interest and upon any subsequent deemed Distribution under Section 5.5(b), as applicable, the Capital Account in respect of such Additional Class B Member Interest shall be credited in an amount equal to the contribution (or deemed contribution) made by the holder of the El Paso Interest pursuant to Section 3.03 of the Limestone Trust Agreement.

      (c) Separate Capital Accounts for Class A Member Interest and Class B Member Interests. If an Additional Class B Member Interest is issued to the Class A Member pursuant to Section 3.2(b)(iii), the Class A Member's Capital Account shall be maintained separately for each of its Class A Member Interest and Additional Class B Member Interest, which shall each be adjusted in accordance with Article IV, and allocations and Distributions to the Class A Member shall be deemed to be with respect to its Class A Member Interest and allocations and Distributions to the Class B Members shall be deemed to be made with respect to their Class B Member Interests.

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement


      Section 3.3 Additional Capital Contributions.

      (a) Capital Contributions by Class B Members. The Class B Members shall be permitted to make the following additional Capital Contributions to Chaparral ("ADDITIONAL CAPITAL CONTRIBUTIONS"):

            (i) Capital Contributions of Chaparral Permitted Assets. The Primary Class B Member may contribute from time to time additional Financial Investments and, subject to Sections 6.3(b) and 6.3(c), additional Chaparral Permitted Assets.

            (ii) Capital Contributions with Respect to Additional Financing Costs. If Chaparral is required to make any payment of Additional Financing Costs to the Class A Member, the Primary Class B Member shall make a Capital Contribution to Chaparral, in Cash, in an aggregate amount equal to the aggregate amount of such Additional Financing Costs required to be paid. Such Capital Contributions shall be made to Chaparral within a sufficient time to provide Chaparral with sufficient funds to enable Chaparral to make any payment under Section 6.10 when due.

            (iii) Certain Payments Deemed Capital Contributions. (A) With
                  respect to (x) the proceeds of any remarketing of the Shares received by the Indenture Trustee or Limestone, (y) any payments required to be made by El Paso in connection with a Failed Remarketing, and (z) any Redemption Proceeds received by the Indenture Trustee or Limestone in each case, pursuant to the Remarketing Agreement and Share Trust Agreement, the Primary Class B Member shall be deemed to have made, on the date any such amounts are distributed to Limestone or by the Indenture Trustee to the holders of the Limestone Notes, a Capital Contribution to Chaparral in the amount of such proceeds and payments, and the Primary Class B Member's Capital Account shall be increased by the amount of such deemed Capital Contribution.

                  (B) With respect to any contribution to the Overfund Trust required to be made by El Paso pursuant to Section 3.02(b) of the Overfund Trust Agreement, the Primary Class B Member shall be deemed to have made, on the date any such amounts are distributed by the Indenture Trustee to the holders of the Limestone Notes, a Capital Contribution to Chaparral in the amount of such contribution and the Primary Class B Member's Capital Account shall be increased by the amount of such deemed Capital Contribution.

                  (C) With respect to any New Notes Liquidity Payments or any payment made by the Guarantor pursuant to Section 3.01 of the New Indenture, the Primary Class B Member shall be deemed to have made, on the date such amounts are distributed by the New Indenture Trustee to, or are otherwise received by, the New Noteholders, a Capital Contribution to



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                                                         Chaparral LLC Agreement

                  Chaparral in the amount so distributed or otherwise received, and the Primary Class B Member's Capital Account shall be increased by the amount of such deemed Capital Contribution.

      (b) Capital Contributions by Class A Member. Except as provided in Section 3.2(a) and Section 5.4, the Class A Member shall make no additional Capital Contributions to Chaparral without the prior written consent of all of the Members.

      Section 3.4 Additional Agreements Among Members.

      (a) Return of Capital Contributions. Except as otherwise provided in
Article V, Section 11.1, Article XII or in the LLC Act, no Member shall be entitled to demand or receive a return of its Capital Contributions or withdraw its capital from Chaparral without the consent of all Members. Under circumstances requiring a return of any Capital Contributions, no Member shall have the right to receive property other than Cash except as specifically provided in this Chaparral LLC Agreement.

      (b) No Interest or Draw. No Member shall receive any interest or draw with respect to its Capital Contributions or its Capital Account, except as otherwise provided in this Chaparral LLC Agreement.

      (c) Obligations of Chaparral. No Member (including the Managing Member) shall be liable for the debts, liabilities, contracts or any other Obligations of Chaparral. Except as otherwise provided by mandatory provisions of applicable state law or the provisions of this Article III and except for the obligation of the Primary Class B Member under Section 3.3(a)(ii), a Member shall not be required to lend any funds to Chaparral or to make any additional Capital Contributions to Chaparral. No Member shall have personal liability for the repayment of any Capital Contributions of the other Members.

      (d) Other Investments. Subject to Section 3.4(e) and subject, in the case of the Managing Member, to Sections 6.5(d) and 6.5(e), each Member acknowledges that the other Members and their Affiliates are free to engage or invest in an unlimited number of activities or businesses, any one or more of which may be related to the activities or businesses of Chaparral, without having or incurring any obligation to offer any interest in such activities or businesses to Chaparral or any Member, and neither this Chaparral LLC Agreement nor any activity undertaken pursuant to this Chaparral LLC Agreement shall prevent any Member or its Affiliates from engaging in such activities, or require any Member to permit Chaparral or any Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Chaparral LLC Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. Each Member acknowledges that certain conflicts of interest may thus arise and hereby agrees that the specific rights with respect to the Members' and their Affiliates' freedom of action provided in this Section 3.4(d), together with the other provisions of this Chaparral LLC Agreement, are sufficient to protect their respective interests in relation to such possible conflicts and are to be in lieu of all other possible limitations which might otherwise be implied in fact, in law or in equity.


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                                                         Chaparral LLC Agreement

      (e) Future Acquisitions of Non-Utility Generation Assets. Each Class B Member agrees that (x) so long as no Irrevocable Election and Purchase Option Notice or Retirement Option Notice shall have been delivered and no Liquidation Notice shall have been delivered and (y) except during any Replacement Period, none of the Class B Members, El Paso or any controlled Affiliate of El Paso, will acquire subsequent to January 1, 2000 any existing Non-Utility Generation Assets unless the Primary Class B Member, subject to the proviso below and the last sentence hereof, shall have first used its best, good faith efforts to cause Chaparral to cause Mesquite to acquire such assets directly or indirectly through Mesquite's Subsidiaries (subject to the consent rights of the Class A Member under Section 6.3(b)); provided, that (i) the acquisition of such Non-Utility Generation Assets is reasonably expected to be accomplished by Mesquite without requiring any financing, capital contribution, indemnification, guaranty or other current, future or contingent investment by any Class B Member or El Paso or any other El Paso Affiliate (other than Mesquite) and (ii) debt consents, FERC approvals and Governmental Approvals in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other third party approvals and filings (including without limitation those required for the acquisition of such Non-Utility Generation Assets by Mesquite and/or its subsidiaries) can be obtained or made on a commercially reasonable basis and within a time frame that will not adversely affect the successful, timely negotiation or consummation of the proposed acquisition and (iii) the Managing Member, in its reasonable judgment, expects that (A) Mesquite or any other applicable Project Company will be able to finance such acquisition through the use of Available Cash of Mesquite and/or Mesquite Permitted Financial Obligations having commercially reasonable terms and such terms would not cause a reduction in the Management Fees that El Paso or its affiliates would have otherwise been able to actually receive on a pro forma basis if such financing had not occurred and (B) the financing described in clause (A) can be committed for, arranged and consummated within the time periods necessary to make a timely, effective and competitive purchase offer to, and fully finance (in a manner consistent with clause (i) above) the acquisition from, the seller of such Non-Utility Generation Assets or otherwise as specified by such seller and
(C) the Primary Class B Member does not have any reasonable expectation that the asset proposed to be acquired may result in a material adverse Chaparral Extraordinary Liability. Any Class B Member (or El Paso or any El Paso Affiliate) may acquire, outside of the structure comprised of Chaparral and its Subsidiaries, any Non-Utility Generation Asset if (i) Mesquite is unable to complete the acquisition in a timely manner, (ii) any of the tests set forth in this clause (e) are not satisfied or (iii) the Class A Member of Chaparral declines to consent to the purchase of the asset in circumstances in which such consent is required pursuant to this Chaparral LLC Agreement.

      (f) Payment of Certain Costs. If the Class A Member, any Certificateholder or any Certificateholder Related Person incurs any costs with respect to (a) any legal requirement that requires the Class A Member, any such Certificateholder or any Certificateholder Related Person to be licensed or qualified to do business in any jurisdiction solely as a result of the Class A Member holding the Class A Member Interest or any Additional Class B Member Interest, or such Certificateholder or Certificateholder Related Person holding its Limestone Certificate or interest in a Limestone Certificate, as the case may be, or (b) any legal requirement that requires the Class A Member, any such Certificateholder or any Certificateholder Related Person to obtain any permits, licenses or regulatory approvals solely as a result of the Class A Member holding the Class A Member Interest or any Additional Class B Member Interest, or such Certificateholder or Certificateholder Related Person holding its Limestone Certificate or interest





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               Fifth Amended and Restated Chaparral LLC Agreement

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                                                         Chaparral LLC Agreement


in a Limestone Certificate, as the case may be, then the Class A Member, any such Certificateholder or any Certificateholder Related Person shall provide the Primary Class B Member with an invoice of such costs setting forth the calculation of such amounts in reasonable detail. Within five Business Days after receipt of such invoice, the Primary Class B Member shall pay all such amounts (other than Taxes) on an After-Tax Basis to the Class A Member for its own account or for distribution to such Certificateholder or Certificateholder Related Person, as applicable. Any such payment shall not constitute a Distribution and shall not affect the Class A Member's Capital Account balance.

      (g) Investment of Certain Proceeds. Upon receipt by Chaparral of the proceeds of any payment from the Indenture Trustee pursuant to Section 5.04(b) or 5.04(d) of the Indenture, Chaparral shall invest such proceeds in El Paso Loans or other Chaparral Permitted Assets (including a capital contribution to Mesquite), as directed by the Managing Member in its sole discretion.

                                   ARTICLE IV

                      ALLOCATION OF NET INCOME AND NET LOSS

      Section 4.1 Allocation of Net Income and Net Loss. The Members agree to treat Chaparral as a partnership and the Members as partners thereof for Federal income tax purposes and shall file all tax returns accordingly. For purposes of this Article IV, cumulative Net Income and items of income or gain and cumulative Net Losses and items of deduction or loss shall include all such items of Net Income and Net Losses and all income, gain, loss and deduction as were allocated to the respective Members for the period beginning from January 1, 2000 through the end of the relevant Allocation Period. Except as otherwise provided in this Article IV, Chaparral's Net Income or Net Loss, as the case may be, and each item of income, gain, loss and deduction entering into the computation thereof, for each Allocation Period ending prior to the earlier of
(x) the day immediately following the Mark-to-Market Measurement Date and (y) the commencement of the Earn-Out Period, shall be allocated to the Members as follows:

            (a) Net Income. Net Income shall be allocated in the following order and priority:

            (i) First, 100% to the Class B Members in an amount equal to the excess, if any, of (i) the cumulative items of deduction or loss allocated to the Class B Members pursuant to Section 4.4(a)(i) for the current and all prior Allocation Periods, excluding for this purpose, items of Depreciation attributable to Closing Costs or Additional Financing Costs, to the extent capitalized, over (ii) the cumulative Net Income allocated to the Class B Members pursuant to this Section 4.1(a)(i) for all prior Allocation Periods;

            (ii) Second, 100% to the Class A Member in an amount equal to the excess, if any, of (i) the cumulative Net Losses and items of deduction or loss allocated to the Class A Member pursuant to
                  Section 4.1(b)(iii) for the current and all prior Allocation Periods, over (ii) the cumulative Net




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                                                         Chaparral LLC Agreement


                  Income allocated to the Class A Member pursuant to this
                  Section 4.1(a)(ii) for all prior Allocation Periods;

            (iii) Third, 100% to the Class B Members in an amount equal to the excess, if any, of (x) the cumulative Net Losses and items of deduction or loss allocated to the Class B Members pursuant to
                  Section 4.1(b)(iv) for the current and all prior Allocation Periods, over (y) the cumulative Net Income allocated to the Class B Members pursuant to this Section 4.1(a)(iii) for all prior Allocation Periods;

            (iv) Fourth, 80% to the Class A Member and 20% to the Class B Members until the Class A Member's Capital Account Balance is an amount which if distributed with respect to the Limestone Equity PIK Component at the time the allocation is made would produce an IRR of 21% with respect to the Limestone Equity PIK Component; and

            (v)   Fifth, 1% to the Class A Member and 99% to the Class B
                  Members.

      (b) Net Losses. Net Losses shall be allocated in the following order and priority:

            (i) First, 1% to the Class A Member and 99% to the Class B Members to the extent of the excess, if any, of (x) the cumulative Net Income and items of income or gain allocated the pursuant to
                  Section 4.1(a)(v) for the current and all prior Allocation Periods, over (y) the cumulative Net Losses allocated pursuant to this Section 4.1(b)(i) for all prior Allocation Periods;

            (ii) Second, 80% to the Class A Member and 20% to the Class B Members to the extent of the excess, if any, of (x) the cumulative Net Income and items of income or gain allocated the pursuant to Section 4.1(a)(iv) for the current and all prior Allocation Periods, over (y) the cumulative Net Losses allocated pursuant to this Section 4.1(b)(ii) for all prior Allocation Periods;

            (iii) Third, 100% to the Class A Member until the Class A Member's
                  Capital Account equals the aggregate outstanding principal amount and accrued and unpaid interest on the Limestone Notes and the New Limestone Notes; and

            (iv)  Fourth, 100% to the Class B Members.

      Section 4.2 Allocations During and After Earn-Out Period. For each Allocation Period during the Earn-Out Period, Sections 4.1, 4.4(a)(iii) and 4.5 shall not apply, and

      (a) All items of Gross Income shall be allocated:

            (i) First, 100% to the Class A Member until the amount allocated pursuant to this Section 4.2(a)(i) is equal to the excess, if any, of (x) the cumulative Net Losses and items of deduction allocated to the Class A Member pursuant to Section 4.1(b) over (y) the cumulative




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                                                         Chaparral LLC Agreement


Net Income and items of income or gain allocated to the Class A Member pursuant to Section 4.1(a) in each case for all Allocation Periods ending before the commencement of the Earn-Out Period; and

            (i)   Second, 100% to the Class B Members.

      (b) All Net Losses, computed after taking into account the allocations made pursuant to Section 4.2(a), shall be allocated to the Class B Members.

      (c) If no Liquidating Event shall have occurred, then on and after the Earn-Out Period Termination Date, all items of Gross Income, deduction and loss shall be allocated to the Class B Members except as provided pursuant to the Regulatory Allocations.

      Section 4.3 Allocations Following Mark-to-Market. During the period commencing on the day immediately after the Mark-to-Market Measurement Date, all allocations of Net Income, Gross Income, Net Losses and other items of income, loss, deduction, gain or credit shall be allocated 100% to the Class B Members.

      Section 4.4 Special Tax Allocations.

      (a) Depreciation, Interest, Restructuring Losses and Items Relating to Extraordinary Expenditures.

            (i) All items of loss and deduction attributable to Depreciation, Restructurings, and interest expense that are realized by Chaparral in any Allocation Period shall be allocated 100% to the Class B Members in such Allocation Period.

            (ii) Items of deduction in an amount equal to Extraordinary Expenditures incurred in any Allocation Period shall be allocated 100% to the Class B Members.

            (iii) Items of Gross Income in an amount equal to the Extraordinary Expenditure Recoveries realized in any Allocation Period shall be allocated 100% to the Class B Members in such Allocation Period.

In applying this Section 4.4(a), the amounts to be allocated shall be the component items of income, gain, loss and deduction that constitute Chaparral's distributive share of income, gain, loss and deduction from any Project Company, or any Qualified Energy Assets even if such component items are not required to be separately stated.

      (b) Minimum Gain Chargeback/Member Minimum Gain Chargeback. If there is a net decrease in "partnership minimum gain" (within the meaning of Regulation
Section 1.704-2(d)) for an Allocation Period with respect to Chaparral, then there shall be allocated to each Member items of income and gain of Chaparral for that Allocation Period (and if necessary subsequent Allocation Periods) equal to that Member's share of the net decrease in partnership minimum gain (within the meaning of Regulation Section 1.704-2(g)(2)), subject to the exceptions set forth in Regulation Section 1.704-2(f)(2) and (3), and to any exceptions provided by the Commissioner of the Internal Revenue Service pursuant to Regulation Section 1.704-2(f)(5), provided, that if Chaparral has any discretion as to an exception provided pursuant to Regulation Section 1.704-2(f)(5), the Tax



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                                                         Chaparral LLC Agreement


Matters Partner may exercise reasonable discretion on behalf of Chaparral, which discretion shall be exercised in good faith so as not to prejudice the interests of any Member. The foregoing is intended to be a "minimum gain chargeback" provision as described in Regulation Section 1.704-2(f) and shall be interpreted and applied in all respects in accordance with that Regulation.

      If during an Allocation Period there is a net decrease in "partner nonrecourse debt minimum gain" (as determined in accordance with Regulation
Section 1.704-2(i)(3)) with respect to Chaparral, then, in addition to the amounts, if any, allocated pursuant to the preceding paragraph, any Member with a share of that partner nonrecourse debt minimum gain (determined in accordance with Regulation Section 1.704-2(i)(5)) as of the beginning of the Allocation Period shall, subject to the exceptions set forth in Regulation Section 1.704-2(i)(4), be allocated items of income and gain of such Allocation Period for the Allocation Period (and, if necessary, for subsequent Allocation Periods) equal to that Member's share of the net decrease in the partner nonrecourse minimum gain. The foregoing is intended to be the "chargeback of partner nonrecourse debt minimum gain" required by Regulation Section 1.704-2(i)(4) and shall be interpreted and applied in all respects in accordance with that Regulation.

      (c) Qualified Income Offset. If during any Allocation Period a Member unexpectedly receives any adjustment, allocation or distribution described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), which causes or increases a deficit balance in such Member's Adjusted Capital Account, there shall be allocated to such Member items of income and gain (consisting of a pro rata portion of each item of income, including gross income, and gain of Chaparral for such Allocation Period) in an amount and manner sufficient to eliminate such deficit as quickly as possible provided that an allocation pursuant to this Section 4.4(c) shall be made only if and to the extent that the Class A Member would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this Article IV have been tentatively made as if this Section 4.4(c) were not in the Chaparral LLC Agreement. The foregoing is intended to be a "qualified income offset" provision as described in Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied in all respects in accordance with that Regulation.

      (d) Gross Income Allocation.

            (i) In any Allocation Period ending prior to the beginning of any Applicable Termination Period, Gross Income equal to the excess, if any, of (x) the amount of the Class A Member's Cumulative Priority Return, as of the end of such Allocation Period, over (y) amounts previously allocated pursuant to this Section 4.4(d)(i), shall be allocated to the Class A Member;

            (ii) In the event that the Class A Member has a deficit balance in its Adjusted Capital Account at the end of any Allocation Period, the Class A Member shall be allocated items of income and gain in the amount of such deficit as quickly as possible; provided that an allocation pursuant to this Section 4.4(d)(ii) shall be made only if and to the extent that the Class A Member would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this
      Article IV have been tentatively made as if Section 4.4(c) and this
      Section 4.4(d)(ii) were not in the Chaparral LLC Agreement.



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               Fifth Amended and Restated Chaparral LLC Agreement

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                                                         Chaparral LLC Agreement


      (e) Member Nonrecourse Deductions. Notwithstanding anything to the contrary in this Article IV, losses, deductions, or expenditures subject to Code
Section 705(a)(2)(B) that are attributable to a particular partner nonrecourse liability shall be allocated to the Member that bears the economic risk of loss for the liability in accordance with the rules of Regulation Section 1.704-2(i).

      (f) Nonrecourse Deductions. Nonrecourse deductions, within the meaning of Regulation Sections 1.704-2(b)(1) and 1.704-2(c) shall be allocated 100% to the Class B Members.

      (g) Section 754 Adjustments. To the extent Capital Accounts are required under Code Section 734(b), including by reason of Regulation Section 1.704-1(b)(2)(iv)(m)(2) or (4), to reflect the adjustment to the adjusted tax basis of an asset as a result of the distribution to the Class A Member in complete liquidation of the Class A Member Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment is an increase) or loss (if the adjustment is a decrease) that is allocated to the Members in accordance with their interests pursuant to Regulation Section 1.704-1(b)(2)(iv)(m)(2) or to the member to whom such distribution was made pursuant to Regulation Section 1.704-1(b)(2)(iv)(m)(4) as applicable.

      (h) Allocations Relating to Taxable Issuance of Membership Interests or Contingent Debt Instrument. Any income, gain, loss or deduction realized as a direct or indirect result of (x) the issuance of an interest by Chaparral to a Member, other than pursuant to Code Section 707(a)(2) ("ISSUANCE ITEMS") or (y) the income tax treatment of any Contingent Debt Instrument other than as a debt instrument subject to Regulation Section 1.1275-4(b) ("MODIFIED ITEMS") shall be allocated among the members and other such allocations to be made under this Chaparral LLC Agreement shall be adjusted so that, to the extent possible, the net amount of such Issuance Items and Modified Items, together with all other allocations under this Chaparral LLC Agreement to the Class A Member, shall be equal to the net amount that would have been allocated to such Member if the Issuance Items and Modified Items had not been realized.

      (i) Additional Financing Costs. Any Additional Financing Costs paid by Chaparral for any Allocation Period shall be allocated 100% to the Class B Members.

      (j) Allocations Relating to Purchase Option. Notwithstanding any other provision of this Article IV, if the Class A Member Interest is purchased pursuant to Section 11.2, items of income, gain, loss, deduction, and expense of the year of purchase shall be allocated as necessary to cause the Class A Member's Capital Account (after all adjustments hereunder) to equal the amount payable under Section 11.2.

      Section 4.5 Curative Allocations. The allocations set forth in Sections 4.4(b), 4.4(c), 4.4(d)(ii), 4.4(e), 4.4(f), and 4.4(g) (the "REGULATORY
ALLOCATIONS") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with allocations of other items of income, gain, loss or deduction of Chaparral pursuant to this Section 4.5. Therefore, notwithstanding any other provision of this Article IV (other than the Regulatory Allocations), the Managing Member shall make such offsetting allocations of income, gain, loss or deduction of Chaparral in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the



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                                                         Chaparral LLC Agreement


extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Chaparral LLC Agreement and all items of Chaparral were allocated pursuant to this Article IV without regard to the Regulatory Allocations. In exercising its discretion under this Section 4.5, the Managing Member shall take into account future Regulatory Allocations under Section 4.4(c) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 4.4(e) and 4.4(f).

      Section 4.6 Loss Limitation. The Net Losses allocated pursuant to Section 4.1(b) and Section 4.3 and the items of loss or deduction allocated pursuant to Sections 4.3, 4.4, and 4.5 to the Class A Member shall not exceed the maximum amount of Net Losses and items of loss or deduction that can be so allocated without causing the Class A Member to have a deficit balance in its Adjusted Capital Account at the end of any Allocation Period. All Net Losses and items of loss or deduction in excess of the limitation set forth in this Section 4.6 shall be allocated to the Class B Members.

      Section 4.7 Other Allocation Rules. (a) Net Income, Net Losses and any other items of income, gain, loss or deduction shall be allocated to the Members pursuant to this Article IV as of the last day of each Allocation Period; provided that Net Income, Net Losses and such other items shall also be allocated at such other times as the Gross Asset Values of Chaparral Property are adjusted pursuant to clause (ii) of the definition of Gross Asset Value.

      (b) The Members hereby agree to be bound by the provisions of this Article IV in reporting their shares of Chaparral income and loss for income tax purposes, except to the extent otherwise required by law. Notwithstanding any requirements of law, the Members agree, for purposes of maintaining their Capital Accounts, to be bound by the allocations contained in this Article IV, notwithstanding any allocations for income tax purposes.

      (c) Solely for purposes of determining the Members' proportionate share of the "excess non recourse liabilities" of Chaparral within the meaning of Regulation Section 1.752-3(a)(3), the Members' interests in profits of Chaparral are as follows: 0% to the Class A Member and 100% to the Class B Members.

      (d) To the extent permitted by Regulation Section 1.704-2(h)(3), the Managing Member shall endeavor to treat distributions of Cash as having been made from the proceeds of a nonrecourse liability (within the meaning of Regulation Section 1.704-2(b)(3)) only to the extent that such distributions would cause or increase any deficit balance of the Class A Member's Adjusted Capital Account.

      Section 4.8 Tax Allocations; Code Section 704(c). In accordance with Code
Section 704(c) and the applicable Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to Chaparral shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to Chaparral for federal income tax purposes and its Initial Gross Asset Value.

      In the event the Gross Asset Value of any asset of Chaparral is adjusted pursuant to clause (ii) or (iv) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the



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

                                                         Chaparral LLC Agreement

adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations thereunder.

      Any elections or other decisions relating to such allocations shall be made by the Managing Member in any manner that reasonably reflects the purpose and intention of this Chaparral LLC Agreement, provided that Chaparral shall elect to apply any allocation method permitted by the Regulations under Code
Section 704(c). In furtherance of the foregoing, Chaparral shall use any reasonable method, in the discretion of the Managing Member, such that the amount of such tax items allocable to the Class A Member hereunder for any Allocation Period equal in the aggregate to the amount of book deductions allocable to the Class A Member hereunder for such Allocation Period. Allocations pursuant to this Section 4.8 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Income, Net Losses, other items, or distributions pursuant to any provision of this Chaparral LLC Agreement.

      Except as otherwise provided in this Chaparral LLC Agreement, for Federal state and local income tax purposes, all items of income, gain, loss, deduction, and any other allocations not otherwise provided for shall be allocated to the Members in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 4.1, 4.2 and 4.4.

      To the extent that allocations made pursuant to this Article IV for any Allocation Period ending prior to the commencement of the Earn-Out Period, if any, include the allocation of an item of income or gain that is recaptured as ordinary income under Code SectionSection 1245, 1250 and 1254 and that is attributable to deductions TAken prior to the Closing Date, such ordinary income shall be allocated to the Member to whom the deduction was allocated.

      Section 4.9 Order of Allocations. All allocations made pursuant to this
Article IV shall be made in the following order:

                  (i)      Section 4.2;
                  (ii)     Section 4.4(a);
                  (iii)    Section 4.4(b);
                  (iv)     Section 4.4(c);
                  (v)      Section 4.4(d);
                  (vi)     Section 4.4(e);
                  (vii)    Section 4.4(f);
                  (viii)   Section 4.4(h);
                  (ix)     Section 4.4(i);
                  (x)      Section 4.4(j); and
                  (xi)     Section 4.1.

Such provisions shall be applied as if all distributions and allocations were made at the end of the applicable Allocation Period. Where any provision depends on the balance of a Capital Account of any Member, that Capital Account shall be determined after the operation of all preceding provisions for the applicable Allocation Period. These allocations shall be made consistently with the requirements of Regulation Section 1.704-2(j).



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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement


                                   ARTICLE V

                           DISTRIBUTIONS; WITHDRAWALS

      Section 5.1 Distributions.

      (a) Class A Member's Cumulative Priority Return. On the Closing Date, Chaparral Distributed to the Class A Member an amount equal to $1,200,716.02, representing all priority return accrued on the Class A Member Interest through March 27, 2000 and the Class A Member's Capital Account was reduced by such amount. Except as otherwise provided in Article XII, on or before 11:00 a.m. (New York City time) on each Distribution Date occurring prior to the Earn-Out Period Commencement Date, Available Cash of Chaparral shall be distributed 100% to the Class A Member, until the Class A Member receives an amount equal to the excess, if any, of (i) the Class A Member's Cumulative Priority Return without regard to clause (b)(iv) of the definition of Class A Member's Priority Return as of such Distribution Date, over (ii) all prior distributions to the Class A Member pursuant to this Section 5.1(a).

      (b) Earn-out Period.

            (i) On each Earn-Out Distribution Date, all Available Cash of Chaparral (after provision for the payments required by clause (d) below) shall be distributed to the Class A Member until the Capital Account of the Class A Member shall equal zero (after taking into account all allocations required to be made to the Class A Member pursuant to Section
      4.2 as of such Earn-Out Distribution Date).

            (ii) On each Earn-Out Distribution Date, Chaparral shall pay the Class A Member, to the extent of all Available Cash (after providing for the payments required by 5.1(b)(i)), an amount equal to the Termination Period Guaranteed Payment, if any. Such amount shall be treated for income tax purposes as a "guaranteed payment" within the meaning of Code Section 707(c) and, whether or not paid, shall not affeCT the Class A Member's Capital Account.

      (c) Special Class A Tax Distribution. Unless the Earn-Out Period Commencement Date shall have occurred, five Business Days prior to each date on which an individual taxpayer is required to make a quarterly payment of estimated United States federal income taxes, Chaparral shall distribute to the Class A Member an amount equal to the excess of (x): the product of (i) the Tax Rate multiplied by (ii) the excess, if any, of (A) the projected net taxable income, if any, allocated or allocable to the Class A Member for the period commencing on December 28, 1999 and ending on the last day of the preceding calendar month (determined as if the end of the preceding calendar month had been the end of an Allocation Period), over (B) the Class A Member's Cumulative Priority Return without regard to clause (b)(iv) of the definition of Class A Member's Priority Return for the period described in clause (A), over (y) all amounts previously distributed pursuant to this Section 5.1(c) or pursuant to
Section 5.01(c) of the Third Amended and Restated LLC Agreement. Upon the making of any distribution pursuant to this Section 5.1(c), Chaparral shall provide the Class A Member with notice of such distribution,

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement


including the amount of such distribution and that such distribution is a special Class A Member tax distribution.

      (d) Distributions in Connection with Asset Remedy. In connection with an exercise of the Asset Remedy by the Class A Member, Chaparral shall Distribute to the Class A Member, not later than 4:00 p.m. (New York City time) on the date of each sale of an asset pursuant to such Asset Remedy, Cash in an aggregate amount equal to the lesser of (i) the aggregate proceeds of such sale or sales and (ii) the positive balance in the Class A Member's Capital Account, in each case, as of such date after taking into account all allocations required to be made to the Class A Member pursuant to Article IV as of such date; provided, that, no Distributions shall be made to the Class A Member pursuant to this clause (d) after the Earn-Out Period Termination Date; provided, further, that the preceding proviso shall not be applicable to any Distributions to the Class A Member pursuant to this clause (d) with respect to the proceeds of any Asset Remedy occurring prior to the Earn-Out Period Termination Date which have not been distributed on or prior to the Earn-Out Period Termination Date.

      (e) Distributions During Liquidation Period. If an Earn-Out Period Commencement Date has not occurred, then during the Applicable Termination Period, Chaparral shall not make Distributions under any provision of this
Section 5.1 other than this Section 5.1(e). As compensation for the use by Chaparral during such Applicable Termination Period of amounts in the Capital Account of the Class A Member, Chaparral shall pay (i) on each Distribution Date occurring during such Applicable Termination Period, an amount of Cash equal to the amount of the Class A Member's Priority Return that would otherwise have been distributed pursuant to Section 5.1(a) hereof to the Class A Member on such Distribution Date (such payment to constitute a partial payment of the Termination Period Guaranteed Payment) and (ii) without duplication, the amount that Chaparral would have been required to distribute pursuant to Section 5.1(c) if the Class A Member Interest had not been deemed to be retired and treating for that purpose amounts distributed pursuant to this Section 5.1(e)(ii) as having been distributed pursuant to Section 5.1(c)(y).

      (f) Distributions to Class B Members. On and after the date on which all Limestone Notes and all New Limestone Notes shall have been paid in full, the Earn-Out Period Termination Date shall have occurred and no Liquidating Event shall have occurred, all Available Cash of Chaparral shall be Distributed to the Class B Members on such dates as the Primary Class B Member shall direct.

      (g) Distributions in Connection with the Special Management Replacement Date. After the Special Management Replacement Date, Chaparral shall Distribute to the Class A Member, not later than 4:00 p.m. (New York City time) on the date of each sale of an asset by the Managing Member (each, an "Asset Disposition"), Cash in an aggregate amount equal to the lesser of (i) the aggregate proceeds of each such Asset Disposition and (ii) the positive balance in the Class A Member's Capital Account, in each case, as of such date after taking into account all allocations required to be made to the Class A Member pursuant to
Article IV as of such date; provided, that, no Distributions shall be made to the Class A Member pursuant to this clause (g) after the Earn-Out Period Termination Date; provided, further, that the preceding proviso shall not be applicable to any Distributions to the Class A Member pursuant to this clause
(g) with respect to the proceeds of any Asset Dispositions occurring after the Special Management

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

Replacement Date but prior to the Earn-Out Period Termination Date the proceeds of which have not been distributed on or prior to the Earn-Out Period Termination Date.

      (h) No Other Distributions. Except as provided in this Section 5.1,
Section 11.1(d), Section 11.2(e) and Section 12.2, no other Distributions shall be permitted.

      Section 5.2 More than One Class A Member or Class B Member.

      (a) More than One Class A Member. In the event that there is more than one Class A Member, allocations to the Class A Member pursuant to Article IV, Distributions to the Class A Member, and all other references in this Chaparral LLC Agreement and the Transaction Documents referring to amounts shall be divided among the Class A Members in proportion to their respective Class A Percentages. All references in this Chaparral LLC Agreement and the other Transaction Documents to the Class A Member shall be deemed to refer to all of such Class A Members, collectively.

      (b) More than One Class B Member. In the event that there is more than one Class B Member, allocations to the Class B Members pursuant to Article IV, Distributions to the Class B Members, and all other references in this Chaparral LLC Agreement and the other Transaction Documents referring to amounts shall be divided among the Class B Members in proportion to their respective Class B Percentages.

      Section 5.3 Amounts Withheld. All amounts withheld or required to be withheld pursuant to the Code or any provision of any state, local or foreign Tax law, with respect to any payment, distribution or allocation to Chaparral or the Members and treated by the Code (whether or not withheld pursuant to the Code) or any such Tax law as amounts payable by or in respect of the Members or any Person owning an interest, directly or indirectly, in such Member shall be treated as a Distribution to the Members with respect to which such amount was withheld pursuant to this Article V for all purposes under this Chaparral LLC Agreement (including an appropriate debit to such Member's Capital Account).

      Section 5.4 Payments from the Overfund Trust. All amounts paid from the Overfund Trust to the Indenture Trustee or Limestone pursuant to the Overfund Trust Agreement or Section 5.5(b) of the Participation Agreement shall be treated for GAAP accounting and tax purposes and for all purposes under the Transaction Documents as having been Distributed by Chaparral to the Class A Member pursuant to Section 5.1(a), and the Capital Account of the Class A Member shall be reduced by the amount of each such payment. Any amounts disbursed by the Indenture Trustee to Chaparral pursuant to Section 5.04(b) or 5.04(d) of the Indenture shall be treated for GAAP accounting and tax purposes and for all purposes under the Transaction Documents as a Capital Contribution to Chaparral in respect of the Class A Member Interest, and the Capital Account of the Class A Member shall be increased by the amount of such disbursement.

      Section 5.5 Deemed Distributions to Class A Member.

      (a) Upon application by the Indenture Trustee or Limestone of (x) any proceeds of any remarketing of the Shares, (y) any payments required to be made by El Paso in connection with a Failed Remarketing, or (z) any Redemption Proceeds received by the Indenture Trustee or

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

Limestone, in each case, pursuant to the Remarketing Agreement and Share Trust Agreement, the Class A Member shall be deemed, for GAAP accounting and tax purposes and all purposes under the Transaction Documents, to have received a Cash Distribution with respect to its Class A Member Interest in the amount of such proceeds and payments.

      (b) Following the contribution (or deemed contribution) by the holder of the El Paso Interest of any amount pursuant to Section 3.03 of the Limestone Trust Agreement, the Class A Member shall be deemed, for GAAP accounting and tax purposes and all purposes under the Transaction Documents, to have received, on the date any such amounts are distributed by the Indenture Trustee or the New Indenture Trustee to the holders of the Limestone Notes or the holders of the New Limestone Notes, as applicable, in connection with a contribution or deemed contribution pursuant to Section 3.03(a) or (c) of the Limestone Trust Agreement, as the case may be, or on the date on which Limestone Trust receives any contributions pursuant to Section 3.03(b) of the Limestone Trust Agreement, a Cash Distribution with respect to its Class A Member Interest equal to the sum of (x) the outstanding principal amount of, and the accrued and unpaid interest (including Default Interest, if any) to the date of repayment or redemption on, the Limestone Notes or the New Limestone Notes so repaid or redeemed, as the case may be, and (y) the amount of any payments received by Limestone Trust pursuant to Section 3.03(b) of the Limestone Trust Agreement.

      (c) Upon the distribution by the New Indenture Trustee to the New Noteholders of proceeds of (i) any New Notes Liquidity Payment or (ii) any payment by El Paso under the El Paso Guarantee, the Class A Member shall be deemed, for GAAP accounting and tax purposes and all purposes under the Transaction Documents, to have received, on the date any such amounts are distributed by the New Indenture Trustee to the New Noteholders, a Cash Distribution in respect of its Class A Member Interest equal to the outstanding principal amount to the extent so distributed and the accrued and unpaid interest (including Default Interest, if any) to the date of such distribution to the New Noteholders. To the extent that any New Notes Liquidity Payments or other payments made by El Paso under the El Paso Guarantee are used by the New Indenture Trustee to pay New Administrative Expenses or Additional Financing Costs, the Class A Member shall be deemed to have received in such amount a "guaranteed payment" within the meaning of Code Section 707(c) for income tax purposes.

      Section 5.6 Notice of Certain Distributions. If Chaparral Distributes any amount to the Class A Member in order to cause the redemption, in whole or in part, of (a) the Limestone Notes pursuant to the terms of the Indenture and/or
(b) upon and after payment in full of the Limestone Notes, the New Limestone Notes pursuant to the terms of the New Indenture, Chaparral shall notify Limestone in writing (with a copy to the Indenture Trustee and/or the New Indenture Trustee, as applicable), that such Distribution is being made in order to cause such redemption and specifying the amount of such Distribution to be used for such purpose and the relevant Optional Redemption Date, Mandatory Redemption Date or Special Redemption Date, as applicable.

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

                                   ARTICLE VI

                                   MANAGEMENT

      Section 6.1 Management of Chaparral.

      (a) Managing Member. The management of Chaparral shall be vested in the Managing Member, which shall be a "manager" within the meaning of the LLC Act, and except as otherwise provided in this Chaparral LLC Agreement, the Managing Member shall have full power and authority to manage the business and affairs of Chaparral to the extent provided in the LLC Act, and no other Member shall have any such management power or authority.

      The Primary Class B Member shall be the Managing Member at all times prior to the appointment of a replacement Managing Member in accordance with this
Section 6.1. The Class A Member shall have the right to remove the Primary Class B Member as Managing Member upon the occurrence of any of the following events:
(i) the Bankruptcy of El Paso, El Paso Chaparral Holding or the Primary Class B Member; (ii) a material breach by the Primary Class B Member in its capacity as Managing Member, of its obligations as Managing Member under this Chaparral LLC Agreement or a material breach by the Management Company of any covenant set forth in Section 6.2 of the Management Agreement, which breach, in either case, continues and is uncured in all material respects on the date occurring 30 days after El Paso or any Affiliate of El Paso receives written notice or has actual knowledge thereof; (iii) the gross negligence of the Primary Class B Member, in its capacity as Managing Member, in the performance of its obligations as Managing Member under this Chaparral LLC Agreement or the gross negligence of the Management Company in the performance of its obligations under the Management Agreement, in either case, that continues and is uncured in all material respects on the date occurring 30 days after El Paso or any Affiliate of El Paso receives written notice or has actual knowledge thereof; or (iv) a Specified Equity Event. The Class A Member shall exercise such right of removal by providing written notice of such exercise to the Primary Class B Member after the occurrence of any of the foregoing events and such notice shall become effective (x) in the case of any notice under clause (i) above, immediately, (y) in the case of any notice under clause (ii) or (iii) above, upon the expiration of the applicable grace and cure periods referred to in such clause (ii) or
(iii), as applicable, and (z) in the case of any notice under clause (iv) above, on the Special Management Standstill Expiration Date if the Specified Equity Cure has not occurred on or before the 30th day after the relevant Specified Equity Event; provided, however, that, in each case, if the Certificate Purchase Option is consummated prior to the date on which such notice becomes effective, then such notice shall be deemed to have been revoked and shall be of no further force or effect. On the date any notice under this Section 6.1(a) becomes effective, the Class A Member or its designee shall (unless the Primary Class B Member shall be actively contesting such removal in good faith by appropriate proceedings) without further act become the Managing Member of Chaparral for all purposes of this Chaparral LLC Agreement and the Primary Class B Member shall no longer be the Managing Member.

      (b) Authority of Managing Member. The Managing Member shall have the authority on behalf and in the name of Chaparral to perform all acts necessary and desirable to the objects and purposes of Chaparral, subject only to the restrictions expressly set forth in this Chaparral

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

LLC Agreement (including Sections 6.3 and 6.5) and subject to the rights of the Liquidator to liquidate Chaparral and take all actions incidental thereto during the Liquidation Period. Subject to such restrictions, the authority of the Managing Member shall include the authority to:

            (i) engage in transactions and dealings on behalf of Chaparral, including transactions and dealings with any Member or any Affiliate of any Member;

            (ii) call meetings of Members or any class thereof;

            (iii) vote any Equity Interests, Financial Investments or other Chaparral Permitted Assets held by Chaparral;

            (iv) purchase or otherwise acquire, or dispose of, Chaparral Permitted Assets and cause Mesquite to purchase or otherwise acquire, or dispose of, Mesquite Permitted Assets;

            (v) determine and make Distributions, in Cash or otherwise, on the Interests in accordance with the provisions of this Chaparral LLC Agreement and the LLC Act;

            (vi) appoint (and dismiss from appointment) officers, attorneys and agents on behalf of Chaparral, and engage (and dismiss from engagement) any and all Persons providing legal, accounting or financial services to Chaparral, or such other Persons as the Managing Member deems necessary or desirable for the management and operation of Chaparral;

            (vii) incur and pay all expenses and obligations incidental to the operation and management of Chaparral, including all Company Expenses of Chaparral and all fees, expenses and other amounts payable pursuant to the Management Agreement;

            (viii) open accounts (including, without limitation, the Chaparral Investor's Account);

            (ix) subject to Article XII, effect a dissolution of Chaparral after the occurrence of a Liquidating Event;

            (x) bring and defend (or settle) on behalf of Chaparral actions and proceedings at law or equity before any court or governmental, administrative or other regulatory agency, body or commission or any arbitrator or otherwise;

            (xi) prepare or cause to be prepared reports, statements and other relevant information for distribution to the Members as may be required by this Chaparral LLC Agreement or the LLC Act and any additional information determined to be appropriate by the Managing Member from time to time;

            (xii) execute and deliver, perform Chaparral's obligations under and exercise Chaparral's rights under, any Chaparral Documents to which Chaparral is a party, including any certificates and other documents and instruments related thereto;

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

            (xiii) prepare and file all necessary returns and statements and pay all taxes, assessments and other impositions applicable to Chaparral Property pursuant to Section 8.3; and

            (xiv) execute all other documents or instruments, perform all duties, exercise all powers, and do all things for and on behalf of Chaparral necessary or desirable for or incidental to the foregoing.

The Managing Member is hereby authorized and directed to enter into the Management Agreement, pursuant to which it will delegate to the Manager certain of its duties as Managing Member hereunder and on behalf of Chaparral, as sole member of Mesquite, as more specifically provided in the Management Agreement, any or all of which duties may be subcontracted to third Persons by the Manager.

      Section 6.2 Right to Rely on the Managing Member.

      (a) Any Person dealing with Chaparral may rely (without duty of further inquiry) upon a certificate signed by the Managing Member as to:

            (i) The identity of the Managing Member, the Class A Member or the Class B Members;

            (ii) The existence or nonexistence of any fact or facts that constitute a condition precedent to acts by the Managing Member or that are in any other manner germane to the affairs of Chaparral;

            (iii) The Persons who are authorized to execute and deliver any instrument or document of Chaparral; and

            (iv) Any act or failure to act by Chaparral or any other matter whatsoever involving Chaparral or any Member.

      (b) The signature of the Managing Member shall be sufficient to convey title to any property owned by Chaparral, and all of the Members agree that a copy of this Chaparral LLC Agreement may be shown to the appropriate parties in order to confirm the same, and further agree that the signature of the Managing Member shall be sufficient to execute any documents necessary to effectuate this or any other provision of this Chaparral LLC Agreement.

      Section 6.3 Decisions Requiring Unanimous Member Consent. Notwithstanding any power or authority granted the Managing Member under the LLC Act, the Chaparral Certificate of Formation or this Chaparral LLC Agreement (including Sections 6.1 and 6.5), the Managing Member may not make any decision or take any action for which the consent of all the Members is expressly required by the Chaparral Certificate of Formation or this Chaparral LLC Agreement, without first obtaining such consent. The Managing Member shall not have the authority to, and covenants and agrees that it shall not, take any of the following actions without the consent of all of the Members:

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

      (a) Contravention. Act in contravention of this Chaparral LLC Agreement or any other Transaction Document applicable to Chaparral or Mesquite or, when acting on behalf of Chaparral, on its own account or on behalf of Chaparral as a member of Mesquite, engage in activities inconsistent with the purposes of this Chaparral LLC Agreement, the purposes of the Mesquite LLC Agreement or the terms of the Management Agreement, respectively;

      (b) Acquisitions. To ensure, to the extent commercially reasonable in the circumstances, that the Qualified Energy Assets acquired by Chaparral and Mesquite after the Closing Date are, when considered with all other Qualified Energy Assets of Chaparral and Mesquite, reasonably geographically and commercially diverse, cause or permit Chaparral, or cause Chaparral to cause or permit Mesquite, to acquire by purchase, contribution or exchange in any single transaction or series of related transactions with the same Person, (i) Qualified Energy Assets using Mesquite equity in an amount in excess of 6.91085% of the total assets of Chaparral as of the Closing Date, as shown on the pro forma balance sheet delivered pursuant to Section 8.2(f), as consideration therefor (excluding from such calculation funds of Mesquite used in such acquisition transaction that are derived from Mesquite Permitted Financial Obligations recourse for the payment of which does not extend to assets of Mesquite other than Qualified Energy Assets of Mesquite) or (ii) any CDI Project Interest;

      (c) Character of Permitted Investments. (i) Cause or permit Chaparral to acquire, by purchase, contribution or exchange, any assets other than Chaparral Permitted Assets or (ii) cause Chaparral to cause or permit Mesquite to acquire by purchase, contribution or exchange any assets other than Mesquite Permitted Assets, in each case, regardless of amount;

      (d) Dispositions by Chaparral. Cause or permit Chaparral to Dispose of any Chaparral Property (other than a Disposition that constitutes the granting of a Chaparral Permitted Lien); provided, however, that the unanimous consent of all the Members shall not be required for, and the Managing Member shall have the authority and be permitted to, cause or permit any such Disposition (other than a Disposition of (i) Chaparral's interest in the Overfund Trust or (ii) the Amended El Paso/Chaparral Note) if the consideration therefor is not less than the greater of (x) the then-present Asset PV of the asset being Disposed of and
(y) the Gross Asset Value of such asset; provided, further, that this clause (d) shall not apply to any Disposition of assets in connection with, or to produce funds to successfully effect, (x) the Purchase Option, the Retirement Option or an Asset Remedy, (y) any enforcement of, or levy on, a judgment obtained in accordance with Section 2.05(f) of the New Indenture by the New Indenture Trustee or the New Noteholders in connection with the occurrence of a New Indenture Event of Default or (z) any Asset Disposition made by the Managing Member after the Special Management Replacement Date;

      (e) Dispositions by Mesquite and Other Project Companies. With respect to Mesquite and with respect to any other Project Company the disposition of assets of which is subject to the unilateral control of Mesquite or as to which Mesquite has shared control or consent, veto or other rights, cause or permit
Chaparral: (i) to cause or permit

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

Mesquite to Dispose of, (ii) to cause or permit Mesquite to cause or permit any such Project Company to Dispose of, (iii) to cause or permit Mesquite to exercise its shared control, consent, veto or other right to cause or permit any such Project Company to Dispose of or (iv) to fail to prevent any such Project Company from Disposing of, any of the Qualified Energy Assets of such Project Company, other than (A) any Disposition in connection with a Restructuring, (B) any Disposition pursuant to any of the Project Documents and outside of the control of El Paso or its Affiliates, (C) any Disposition in connection with Ordinary Project Activities, (D) any Disposition of assets that are worn out or obsolete, (E) any pledge of assets or lien or realization on any pledge of assets or lien in connection with Mesquite Financing Documents (other than Mesquite Specified Credit Documents), and (F) any demand on any El Paso Loan held by Mesquite or any Project Company if the proceeds of the payment of such El Paso Loan are used by Mesquite or such Project Company, as the case may be, to acquire additional Qualified Energy Assets; provided, however, that in addition to the exceptions set forth above, the unanimous consent of all the Members shall not be required for, and the Managing Member shall have the authority and be permitted to, cause or permit any such Disposition if the consideration therefor is not less than (1) in the case of a Disposition of a Qualified Energy Asset by Mesquite, the greater of (x) the then-present Asset PV of the asset being Disposed of and (y) the Gross Asset Value of such asset or
(2) in the case of a Disposition of a Qualified Energy Asset by any Project Company other than Mesquite, the greater of (x) the then-present Asset PV of the asset being Disposed of or (y) the portion of the Gross Asset Value of the interest in such Project Company owned by Mesquite that is allocable to such Qualified Energy Asset; provided, further, that this clause (e) shall not apply to any Disposition of assets in connection with, or to produce funds used to successfully effect, (x) the Purchase Option, the Retirement Option or an Asset Remedy, (y) any enforcement of, or levy on, a judgment obtained in accordance with Section 2.05(f) of the New Indenture by the New Indenture Trustee or the New Noteholders in connection with the occurrence of a New Indenture Event of Default or (z) any Asset Disposition made by the Managing Member after the Special Management Replacement Date;

      (f) Budgets. Approve or amend, or cause or permit Chaparral to permit Mesquite to approve or amend, any annual aggregate operating or capital budget of Mesquite and Chaparral that El Paso has not certified (an "UNCERTIFIED BUDGET") as falling within Budget Parameters agreed to by the Members as of the Closing Date, as normalized for additional acquisitions and/or dispositions; provided, that if the Members do not unanimously approve any such Uncertified Budget, the prior year's operating and capital budget (as normalized for acquisitions, dispositions and inflation, the "TEMPORARY BUDGET") shall continue until a new operating and capital budget can be determined by a professional retained by the Members to prepare such new budget (a "REPLACEMENT BUDGET"), which Temporary Budget (pending preparation of a definitive Replacement Budget) and Replacement Budget (when it becomes definitive) shall be final and shall not require the approval of the Members;

      (g) Indebtedness, Etc. (i) Cause or permit Chaparral to incur, assume or obligate itself by contract for any Permitted Financial Obligations owing by Chaparral (except that Chaparral may enter into and incur obligations under the Transaction

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

Documents, including costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Additional Financing Costs and Taxes) or (ii) cause or permit Chaparral to cause or permit Mesquite to incur, assume or obligate itself by contract for any Permitted Financial Obligations owing by Mesquite other than Mesquite Permitted Financial Obligations and Company Expenses of Mesquite;

      (h) Issuance of Additional Interests; Admission of Additional Members. (i) Cause or permit Chaparral to issue additional Interests other than the Class A Member Interest and the Class B Member Interests (including any Additional Class B Member Interests), or to admit any Class A Member or Class B Member to Chaparral other than pursuant to Section 3.2(b)(iii), Article X or Article XI, or (ii) cause or permit Chaparral to cause or permit Mesquite to issue additional interests, other than the Mesquite LLC Interest, or to admit any member to Mesquite other than Chaparral; provided, that Capital Contributions made by any existing Member of Chaparral or by Chaparral as the sole member of Mesquite shall not constitute the admission of a member or the issuance of additional Interests in Chaparral or member interests in Mesquite, as the case may be;

      (i) Distributions or Redemptions of Member Interests. Cause or permit (i) any Distribution in respect of Interests in Chaparral or member interests in Mesquite or (ii) any redemption of Interests in Chaparral or member interests in Mesquite, other than, in each case in clause (i) or (ii) above, as permitted or contemplated by the Transaction Documents;

      (j) Transactions with Affiliates. Cause or permit any violation of the second sentence of Section 6.5(a)(ii);

      (k) Changes to Chaparral Documents. Cause or consent to any amendment, waiver or other modification of Chaparral's rights or obligations under any Chaparral Document except (i) to cure any ambiguity, omission, defect or inconsistency or (ii) to comply with Section 5.1(a) of the Participation Agreement (provided that in connection with any amendment, waiver or modification described in (i) or (ii) that has not been consented to by all the Members, the Managing Member shall have delivered to each Member a legal opinion of nationally recognized counsel experienced in structured finance (including Jones, Day, Reavis & Pogue and Fried, Frank, Harris, Shriver & Jacobson) to the effect that such amendment, waiver or other modification complies with this clause k);


      (l) Amendments to El Paso Notes or Mesquite Specified Credit Documents. Cause or consent to any amendment, waiver or modification of Chaparral's rights or obligations under, or cause or give any consent, approval or make any election under, any El Paso Note or the Mesquite Specified Credit Documents except, in either case, for such amendments, waivers, modifications, consents, approvals and elections made solely for the purpose of increasing the amount available for borrowings thereunder (and making conforming changes to the Mesquite Pledge Agreement and the notes delivered in connection with the Mesquite Credit Agreement, if applicable).

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

      (m) Mergers. Cause or permit Chaparral, or cause or permit Chaparral to cause or permit Mesquite, to legally merge or consolidate with or into any Person;

      (n) Bankruptcy. Cause or permit Chaparral, or cause or permit Chaparral to cause or permit Mesquite, to commence any Voluntary Bankruptcy, or commence, or solicit others to commence, an Involuntary Bankruptcy against Mesquite;

      (o) Extension of Term. Cause or permit the extension of the term of Chaparral or Mesquite;

      (p) Resignation as Managing Member. (i) Undertake to resign as the Managing Member of Chaparral except in connection with any event referred to in
Section 6.1(a), or (ii) cause or permit Chaparral to undertake to resign or withdraw as the sole member of Mesquite;

      (q) Successor Manager Under Management Agreement. Cause or permit Chaparral, or cause or permit Chaparral to cause or permit Mesquite, to cause the appointment of a successor manager to the Management Company under the Management Agreement, except in accordance with Section 5 of the Management Agreement and Section 7.4 hereof;

      (r) [Reserved];

      (s) Possession of Property. Under any circumstances (i) possess Chaparral Property for other than a purpose of Chaparral or (ii) cause or permit Mesquite to possess Mesquite Property for other than a Mesquite purpose;

      (t) Fiscal Year. Cause or permit Chaparral or Mesquite to change its Fiscal Year;

      (u) Tax Treatment, etc. Take any of the following actions:

            (i) Cause Chaparral to be treated as a corporation or other association taxable as a corporation for federal income tax purposes or to take a position inconsistent with Chaparral not being treated as a corporation or other association taxable as a corporation except as required by Applicable Law; or

            (ii) Cause Mesquite to fail to be a disregarded entity for federal income tax purposes or to take a position inconsistent with such treatment except as required by Applicable Law;

      (v) ERISA. Cause or permit Chaparral or Mesquite to create or contribute to any multiple employer plan, multi-employer or single-employer plan as defined in Section 4001 of ERISA;

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

            (w) Distribution from Overfund Trust. Cause or consent to any Distribution of any amount or asset held in or by the Overfund Trust except as required or permitted by the Transaction Documents; and

            (x) Pledge of Interest in Overfund Trust. Except as required or permitted by the Transaction Documents, enter into any contract, option or other arrangement or undertaking, or permit the Overfund Trust to enter into any contract, option, arrangement or undertaking, with respect to the direct or indirect pledge of any interest in, or the control of, Chaparral's interest in the Overfund Trust.

      Section 6.4 Consents of the Class A Member. The Class A Member consents to the following actions by the Managing Member to the extent that such actions require the consent of the Class A Member pursuant to Section 6.3 (but such consent shall not constitute a waiver of any other provision hereof):

            (a) The execution and delivery by the Managing Member, on behalf of Chaparral and Mesquite, as applicable, of each Transaction Document to which Chaparral or Mesquite is a party;

            (b) Any Restructuring entered into by Chaparral or any of its Subsidiaries or any Project Company; and

            (c) The sale of up to 50% of the El Paso Energy West Coast Interest.

      Section 6.5 Duties and Obligations of the Managing Member.

      (a) Actions of Chaparral. Anything in this Chaparral LLC Agreement to the contrary notwithstanding, for so long as any Obligation of Chaparral is outstanding, the Managing Member covenants to conduct the affairs of Chaparral such that:

            (i) Each bank account of Chaparral shall be separate from the bank accounts of any other Person (subject to the rights of the Managing Member and the Manager referred to in clause (iii) below).

            (ii) Except as otherwise provided in or contemplated by the Management Agreement, all transactions between any of El Paso, El Paso Chaparral, or El Paso Chaparral Holding Company (or any of their respective Affiliates), on the one hand, and any of Chaparral and Chaparral on behalf of Mesquite, on the other, shall be duly authorized and documented and recorded accurately in the appropriate books and records of such entities, except where normal industry practice does not normally require authorization or documentation. Except as otherwise provided in or contemplated by the Management Agreement, the Managing Member shall not cause Chaparral, or cause Chaparral to cause Mesquite, to enter into any transaction with El Paso or any Affiliate of El Paso (other than transactions among Chaparral and any of its Subsidiaries or among Subsidiaries of Chaparral), other than transactions in any calendar quarter which, taken as a whole, are fair and reasonable and provide, in the aggregate, for exchanges of fair consideration and reasonably equivalent value between or among the parties thereto. The

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

      Members hereby agree that each of the Transaction Documents satisfies the standards set forth in the preceding sentence.

            (iii) Chaparral shall: (x) maintain and prepare separate financial reports and financial statements in accordance with GAAP, showing its assets and liabilities separate and apart from those of any other Person, and will not have its assets listed on the financial statement of any other Person, provided, however, that its assets may be included on a consolidated financial statement of its parent if: (A) such consolidated financial statement contains a footnote to the effect that Chaparral's assets are owned by Chaparral; and (B) such assets are listed on Chaparral's own balance sheet; (y) maintain its books, records and bank accounts separate from those of its Affiliates, any constituent party and any other Person; and (z) not permit any Affiliate or constituent party independent access to its bank accounts (other than access by the Managing Member in its capacity as such and access by the Manager in connection with the performance of its duties under the Management Agreement).

            (iv) Chaparral shall not commingle or pool any of the funds and other assets of Chaparral with those of any Affiliate or constituent party or any other Person, and it shall hold all of its assets in its own name.

            (v) Chaparral has done, or caused to be done, and shall do, all things necessary to observe limited liability company formalities and other organizational formalities and preserve its existence.

            (vi) Chaparral does not, and shall not, guarantee, become obligated for, or hold itself or its credit out to be responsible for or available to satisfy, the debts or obligations of any other Person or the decisions or actions respecting the daily business or affairs of any other Person (except as provided for in or permitted under the Transaction Documents).

            (vii) Chaparral shall not acquire Equity Interests of any Affiliate or of any of the Members (other than Chaparral Permitted Assets and except as otherwise provided for in or permitted under this Chaparral LLC Agreement or the other Transaction Documents). Chaparral shall not buy or hold any evidence of indebtedness for borrowed money issued by, or make any loan or advance to, any other Person (other than such evidence of indebtedness for borrowed money, loan or advance constituting Chaparral Permitted Assets and except as otherwise provided for in or permitted under this Chaparral LLC Agreement or the other Transaction Documents).

            (viii) Chaparral has not made any loans or advances (other than the El Paso Loans and other Chaparral Permitted Assets or as otherwise provided for in or permitted under the Transaction Documents) to, or pledged its assets (other than as otherwise provided for in or permitted under the Transaction Documents) for the benefit of, and shall not make any loans or advances (other than the El Paso Loans and other Chaparral Permitted Assets or as otherwise provided for in or permitted under the Transaction Documents) to, or pledge its assets (other than as otherwise provided for in or permitted

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

      under the Transaction Documents) for the benefit of, any Person, including, without limitation, any Affiliate, constituent party, or Affiliate of any constituent party.

            (ix) Chaparral shall not be consensually merged or legally consolidated with any other Person (other than, for financial reporting and federal tax purposes, any Person that is owned or partially-owned by Chaparral or Mesquite).

      (b) Limestone Trigger Events, Specified Equity Event and Liquidating Events. The Managing Member shall notify the Members of the occurrence of any acceleration of the New Limestone Notes as a result of a New Indenture Event of Default, Limestone Note Trigger Event, Limestone Certificate Trigger Event, Specified Equity Event or Liquidating Event or any event that with notice or lapse of time or both would constitute such an event (other than the event described in Section 12.1(a)) and the action that the Managing Member has taken or proposes to take with respect thereto promptly, but no later than five Business Days, after any Responsible Officer of El Paso has actual knowledge of such occurrence; provided, that in the case of a Specified Equity Event, the Managing Member shall provide the Members, within three Business Days after a Responsible Officer of El Paso obtains knowledge of the occurrence of any Underlying Default which is continuing or of any event not theretofore remedied which with notice or lapse of time, or both, would constitute an Underlying Default, notice of such occurrence together with a detailed statement by a Responsible Officer of El Paso of the steps being taken by El Paso or the appropriate subsidiary of El Paso to cure the effect of such Underlying Default.

      (c) Maintenance of Chaparral's Existence, etc. At Chaparral's expense, the Managing Member shall take all actions that may be necessary or appropriate (i) for the continuation of Chaparral's valid existence as a limited liability company under the laws of the State of Delaware and its qualification to do business under the laws of each other jurisdiction in which such existence or qualification is necessary to protect the limited liability of the Members or to enable Chaparral to conduct the business in which it is engaged or to perform its obligations under any agreement to which it is a party, (ii) for the accomplishment of Chaparral's purposes, including the acquisition, management, maintenance, preservation, and operation of Chaparral Permitted Assets in accordance with the provisions of this Chaparral LLC Agreement and applicable laws and regulations and (iii) to enforce Chaparral's rights under each of the Chaparral Documents and each El Paso Note. Without limitation of the foregoing, the Managing Member shall cause Chaparral to maintain all licenses, permits, registrations, authorizations, use agreements, consents, orders or approvals of governmental or quasi-governmental agencies and authorities (whether Federal, state, local, municipal or foreign) necessary to own its properties and to conduct its activities in accordance with all applicable laws, rules, regulations and orders, except where any failure to do so would not have an Aggregate Chaparral Material Adverse Effect.

      (d) Devotion of Time; Other Activities. Without limitation of the Manager's obligations under the Management Agreement, the Managing Member and any of its Affiliates shall be required to devote only such time to the affairs of Chaparral as the Managing Member determines in its reasonable discretion may be necessary to manage and operate Chaparral, giving due consideration to the provisions of the Management Agreement, and each such Person

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

shall be free to serve any other Person or enterprise in any capacity that it may deem appropriate in its discretion.

      (e) Fiduciary Duty. Except as otherwise provided in Section 6.5(d), the Managing Member shall be under a fiduciary duty to conduct the affairs of Chaparral in the best interests of Chaparral, including the safekeeping and use of all of Chaparral Property and the use thereof for the exclusive benefit of Chaparral and will not conduct the affairs of Chaparral so as to benefit any other business now owned or hereafter acquired by any Member if such conduct also produces a detriment to Chaparral.

      (f) Making of Payments. Unless otherwise expressly provided herein, all distributions or payments to the Members pursuant to any provision of this Chaparral LLC Agreement shall be made no later than 12:00 noon, New York City time, on the day of distribution or payment, and, at the time of any such distribution or payment, the Managing Member shall provide to the Members a notice identifying the nature of the distribution or payment, the Section or Sections of this Chaparral LLC Agreement pursuant to which it is being made and the amount being distributed or paid pursuant to each such Section.

      (g) Compliance with Chaparral LLC Agreement. The Managing Member shall cause Chaparral to comply with all of the obligations of Chaparral set forth in this Chaparral LLC Agreement; provided, however, that the Managing Member shall have no obligation to cause Chaparral to pay the Class A Member's Priority Return or make any other Cash distributions or other payments in respect of the Class A Member Interest under this Chaparral LLC Agreement except to the extent that there are funds on deposit in the Chaparral Investor's Account or, in accordance with the Overfund Trust Agreement and Section 5.5(b) of the Participation Agreement, the Overfund Trust, in either case, that are freely available to be applied to such payment at the time such payment is due, and then only from such funds; and provided, further, that in no event shall the Managing Member have any personal obligation or liability with respect to any obligations of Chaparral.

      (h) Notice Regarding Qualification to Do Business. The Managing Member shall provide notice to the Members of any state or jurisdiction in which Chaparral is qualified to do business (other than its jurisdiction of organization and any jurisdiction in which Chaparral is qualified to do business on the Closing Date).

      (i) Demand on Amended El Paso/Chaparral Note. The Managing Member shall cause Chaparral to make demand on the Amended El Paso/Chaparral Note (i) within a sufficient time to enable Chaparral to be able to pay any Distributions to the Class A Member when due pursuant to Section 5.1(c), which is expected to be in accordance with Schedule I to the Amended El Paso/Chaparral Note, (ii) on the occurrence of a Liquidating Event, (iii) on the Retirement Date and (iv) if requested by the Primary Class B Member, on any Purchase Date; provided, however, that each such demand shall be made only to the extent necessary to permit Chaparral to satisfy its obligations under Section 5.1(c), 11.1, 11.2 or 12.2, as applicable.

      (j) Payment of Closing Costs. To the extent not paid from other sources, the Managing Member shall cause Chaparral to pay the Closing Costs on the Closing Date or, if due after the Closing Date, on the due date therefor.

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

      Section 6.6 Compensation and Expenses. Except as provided in Section 6.10 or Section 3.4(f), and except pursuant to, or as contemplated by, the Management Agreement, no Member or Affiliate of any Member shall receive any salary, fee, or draw for services rendered to or on behalf of Chaparral or otherwise in its capacity as a Member, nor shall any Member or Affiliate of any Member be reimbursed for any expenses incurred by such Member or Affiliate on behalf of Chaparral or otherwise in its capacity as a Member; provided, however, that the Managing Member shall be promptly reimbursed by Chaparral for all reasonable costs and expenses incurred by the Managing Member or its Affiliates in connection with the management and operation of Chaparral.

      Section 6.7 Demand on El Paso Loans Held by Mesquite or Mesquite's Subsidiaries. The Managing Member shall cause Chaparral to cause Mesquite to (x) make demand on the El Paso Loans held by Mesquite and (y) cause any Subsidiary of Mesquite to make demand on the El Paso Loans held by such Subsidiary, in each case, (i) within a sufficient time to provide Chaparral with sufficient funds to enable Chaparral to pay any distributions to the Class A Member when due pursuant to Section 5.1(c) that cannot be satisfied from the Amended El Paso/Chaparral Note, (ii) on the occurrence of a Liquidating Event, (iii) on the Retirement Date, (iv) if requested by the Class B Member, on any Purchase Date,
(v) to acquire additional Qualified Energy Assets and (vi) to otherwise satisfy the obligations of Chaparral; provided, however, that, upon the delivery by the Class A Member of a written request to the Managing Member at any time during the period from the Earn-Out Period Commencement Date to the Earn-Out Period Termination Date, the Managing Member shall cause Chaparral to cause Mesquite to
(x) make demand on the El Paso Loans held by Mesquite or (y) cause any Subsidiary of Mesquite to make demand on the El Paso Loans held by such Subsidiary, in each case, in the amount specified by the Class A Member in its notice.

      Section 6.8 Execution of other Transaction Documents; Matters Relating to Mesquite and the Overfund Trust.

      (a) Execution of Transaction Documents. On the Signing Date, simultaneously with the execution and delivery of this Chaparral LLC Agreement, the Managing Member on behalf of Chaparral shall execute and deliver, or cause to be executed and delivered, all Transaction Documents to be entered into by Chaparral on or prior to the Signing Date (to the extent not previously executed), and any amendments, restatements or supplements thereto, and take such further actions, as are contemplated in the Closing Agreement and otherwise in connection with consummation of the Exchange Offer and the transactions contemplated thereby.

      (b) Sole Member of Mesquite; Sole Beneficial Owner of Overfund Trust. The Managing Member shall cause Chaparral to be the sole member of Mesquite, unless all of the Members consent in accordance with Section 6.3(h) to the issuance of additional interests in Mesquite. The Managing Member shall cause Chaparral to be the sole beneficial owner of the Overfund Trust.

      (c) Governmental Permits, etc. of Mesquite. The Managing Member, on behalf of Chaparral as sole member of Mesquite, shall cause Mesquite to obtain or effect all Governmental Approvals necessary under, and otherwise comply with, the laws of the jurisdictions in which it is conducting business and to comply with all of its Contractual Obligations, except in any case


                                       32
               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

above where any failure to do so would not have an Aggregate Chaparral Material Adverse Effect.

      (d) Mesquite Subsidiary Financial Statements, Etc. The Managing Member, on behalf of Chaparral as sole member of Mesquite, shall cause Mesquite to provide to any Member promptly following a request therefor by such Members any financial statements, material operational data, other material reports and material notices delivered to Mesquite or subsidiaries of Mesquite pursuant to the Project Documents, subject to the restrictions set forth in Section 8.4.

      Section 6.9 Determination of Interest Rate on El Paso Loans. The El Paso Loans shall be administered by the Managing Member on behalf of Chaparral. Each Member agrees that in order for the Managing Member to manage effectively the El Paso Loans, the following provisions shall apply:

            (a) The Managing Member shall: (i) determine the El Paso Applicable Rate for each Eurodollar Period for each El Paso Loan made by Chaparral, and shall notify El Paso and each of the Members of each such determination and (ii) at the request of Mesquite or any Subsidiary of Mesquite, determine the El Paso Applicable Rate for each Eurodollar Period for each El Paso Loan made by Mesquite or any such Subsidiary, as the case may be, and shall notify El Paso, each of the Members and Mesquite or such Subsidiary (as applicable) of each such determination.

            (b) Each Member shall promptly notify the Managing Member in the event any Member receives a notice from any financial institution to the effect that the Eurodollar Rate does not reflect the cost of funds for such financial institution in connection with any proposed or current borrowings by such Member from such financial institution. In the event any Member has given the notice described in the first sentence of this clause (b), such Member agrees that in the event subsequent thereto, it receives a notice from such financial institution to the effect that the Eurodollar Rate would again reflect the cost of funds for such financial institution in connection with any proposed or current borrowings by such Member from such financial institution, such Member shall promptly notify the Managing Member that it has received such a notice.

            (c) Upon its receipt of any notice described in clause (b) of this Section, the Managing Member shall promptly notify El Paso of the change in the El Paso Applicable Rate required by any El Paso Note.

      Section 6.10 Additional Financing Costs; New Administrative Expenses. The Class A Member may deliver to the Managing Member and the Class B Members a notice requesting reimbursement for Additional Financing Costs, which notice shall (i) be accompanied by supporting documents that demonstrate in reasonable detail, and shall certify in reasonable detail, the nature of and, if applicable, the method of computation of, any Additional Financing Costs requested to be paid, (ii) whether the specified Additional Financing Costs will be recurring and, if known, the duration of such recurrence and (iii) the Business Day on which the Class A Member requests the Additional Financing Costs to be paid (the "ADDITIONAL FINANCING COSTS PAYMENT DATE") (which date shall be at least five Business Days after the date of such notice;

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

provided, however, that if the Additional Financing Costs are recurring and the duration of such recurrence has been provided to the Managing Member and the Class B Members and such Additional Financing Costs Payment Date will not be the first payment date for such recurring Additional Financing Costs, no prior notice shall be required). The delivery of such notice shall be deemed to be a demand by the Class A Member for payment by Chaparral of the Additional Financing Costs requested in such notice.

            Upon receipt by Chaparral of a Capital Contribution pursuant to
Section 3.3(a)(ii), the Managing Member shall cause Chaparral to pay to the Class A Member on or before 12:00 noon (New York City time) on the Additional Financing Costs Payment Date the amount of Additional Financing Costs requested and correctly certified in the related notice. Any payment by Chaparral, the Indenture Trustee or the New Indenture Trustee of or with respect to Additional Financing Costs or New Administrative Expenses shall be treated as a guaranteed payment to the Class A Member and shall not affect the Class A Member's Capital Account balance.

      Section 6.11 Certain Assets. The Managing Member hereby represents and warrants to the Class A Member, as of the Closing Date, as follows: (a) with respect to the Existing Assets and Specified New Assets listed on Schedule 3.2(b) hereto that are specified as contributed, that the amount shown on such Schedule below the heading "Asset Value" for each such asset is the lower of (1) El Paso's book value of such Existing Asset or Specified New Asset at the time of contribution thereof as reflected on El Paso's books and records in accordance with GAAP and (2) the Asset PV of such Existing Asset or Specified New Asset; (b) with respect to the Existing Assets and Specified New Assets listed on Schedule 3.2(b) hereto that are specified as purchased, that the amount shown on such Schedule below the heading "Asset Value" is the capitalized purchase price paid for such property by Mesquite; and (c) prior to the Closing Date, there have been no adjustments to the Gross Asset Values of such Existing Assets or Specified New Assets to reflect any Mark-to-Market Values.

      Section 6.12 Covenant of the Managing Member. Except as otherwise permitted by this Chaparral LLC Agreement, the Managing Member hereby covenants and agrees not to (i) take any action to file a certificate of cancellation or its equivalent with respect to itself, (ii) withdraw or attempt to withdraw from Chaparral, (iii) exercise any power under the LLC Act to dissolve Chaparral,
(iv) except incident to a Permitted Transfer, Dispose of all or any portion of its Interest in Chaparral or (v) petition for judicial dissolution of Chaparral. Further, except incident to a Permitted Transfer, the Managing Member hereby covenants and agrees to continue to carry out the duties of the Managing Member under this Chaparral LLC Agreement until Chaparral is dissolved and liquidated pursuant to Article XII.

                                  ARTICLE VII

                          ROLE OF NON-MANAGING MEMBERS

      Section 7.1 Rights or Powers. No Member (other than the Managing Member) shall have any right or power to take part in the management or control of Chaparral or its business

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

and affairs or to act for or bind Chaparral in any way. Notwithstanding the foregoing, the Members shall have all the rights and powers specifically set forth in this Chaparral LLC Agreement, including those rights set forth in
Section 7.4. Any Member, any Affiliate thereof or an employee, stockholder, agent, member, manager, director or officer of a Member or any Affiliate thereof, may also be an employee or agent of Chaparral or a member, manager or officer of the Managing Member. The existence of these relationships and acting in such capacities will not result in such Member being deemed to be participating in the control of the business of Chaparral or otherwise affect the limited liability of such Member.

      Section 7.2 Voting Rights. Except for the Managing Member acting in its capacity as such, each Member shall have the right to vote only on those matters expressly reserved for its vote (i) as provided in this Chaparral LLC Agreement or (ii) as required by mandatory provisions of the LLC Act.

      Section 7.3 Procedure for Consent. In any circumstances requiring the approval or consent of any Member specified in this Chaparral LLC Agreement, such approval or consent may, except as expressly provided to the contrary in this Chaparral LLC Agreement, be given or withheld in the sole and absolute discretion of such Member; provided, however, that, other than with respect to any approval or consent required pursuant to Section 7.4, if any Member does not deliver notice of its approval or consent, or its withholding of approval or consent, within ten Business Days after such Member's receipt of a request for any such approval or consent, then such Member's approval or consent shall be deemed given or withheld, as the case may be, as directed by the Managing Member in its sole discretion. If the Managing Member receives the necessary approval or consent of the Members to such action, the Managing Member shall be authorized and empowered to implement such action without further authorization by the Members.

      Section 7.4 Special Rights of the Class A Member. Notwithstanding any other provision hereof, the Class A Member (a) shall have the right and power to control the liquidation of Chaparral as Liquidator as set forth in Article XII and (b) shall have the sole right to exercise the rights of Chaparral (for itself and as the sole member of Mesquite) set forth in Sections 4.3, 4.4, 4.5, 5 and 9 of the Management Agreement and in the definitions of "Applicable Discount Rate," "Fair Market Value" and "Present Value" or "PV" therein.

                                  ARTICLE VIII

                          ACCOUNTING; BOOKS AND RECORDS

      Section 8.1 Accounting; Books and Records.

      (a) Maintenance of Books and Records. Chaparral shall maintain at its principal place of business or, upon notice to the Members, at such other place as the Managing Member shall determine, separate books of account for Chaparral, which shall include a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the conduct of Chaparral and the operation of its business in accordance with this Chaparral LLC Agreement.

               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

      (b) Accounting Methods.

            (i) Chaparral shall maintain appropriate books and records in a manner as necessary to comply with GAAP and with the Code and the Regulations.

            (ii) All amounts payable under any agreement between Chaparral on the one hand and the Members or their Affiliates (excluding Chaparral) on the other hand, other than Distributions, shall be treated as occurring between Chaparral and a Person who is not a Member within the meaning of
      Section 707(a)(1) of the Code and such amounts payable by Chaparral to any Member or such Member's Affiliates shall be considered an expense or capital cost, as the case may be, of Chaparral for income tax and financial reporting purposes, and shall not be considered a Distribution to such Member, including in maintaining such Member's Capital Account, and any such amounts payable by any Member or its Affiliates to Chaparral shall not, except as specifically contemplated by Article III, be considered a contribution to Chaparral, including in maintaining such Member's Capital Account.

      (c) Access to Books, Records, etc. Subject to Section 8.4, each Member or any agents or representatives of any Member (subject to reasonable safety requirements), upon reasonable notice and with reasonable frequency, may visit and inspect any of the properties of Chaparral and examine any information it may reasonably request and make copies of and abstracts from the financial and operating records and books of account of Chaparral, and discuss the affairs, finances and accounts of Chaparral with the Managing Member and directors, officers and independent accountants of Chaparral at such reasonable times and as often as such Member or any agents or representatives of such Member may reasonably request, and Chaparral shall pay or reimburse any such Member for its reasonable costs and expenses incurred in connection with such visits, inspections and examinations; provided, however, that Chaparral shall have no obligation to pay the expense of such visits, inspections and examinations in any calendar year to the extent that the aggregate amount of all such expenses of the Class A Member incurred during such calendar year exceeds $50,000, unless
(x) a Limestone Note Trigger Event, Specified Equity Event or Liquidating Event has occurred and is continuing or (y) the Earn-Out Period Commencement Date has occurred and the Earn Out Period has not ended. The rights granted to each Member pursuant to this Section 8.1(c) are expressly subject to compliance by such Member with the confidentiality procedures and guidelines of Chaparral, as such procedures and guidelines may be established from time to time.

      Section 8.2 Reports.

      (a) In General. The Managing Member shall be responsible for the preparation of financial reports of Chaparral and the coordination of financial matters of Chaparral with Chaparral's accountants. Each report delivered by Chaparral to the Members pursuant to this Section 8.2 shall be accompanied by a representation of a Responsible Officer of El Paso that such report presents fairly in all material respects the information contained therein, subject, in the case of the reports to be delivered pursuant to Section 8.2(c), to year-end audit adjustments.

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                                                         Chaparral LLC Agreement

      (b) Annual Reports. Within 120 days after the end of each Fiscal Year commencing with the Fiscal Year ending December 31, 1999, the Managing Member shall cause to be prepared and to be delivered to each other Member, the following:

            (i) Financial Statements. A balance sheet as of the last day of such Fiscal Year and an income statement and statement of cash flows for Chaparral for (x) in the case of the Fiscal Year ending December 31, 1999, the period from formation of Chaparral to December 31, 1999, and (y) in the case of any other Fiscal Year, such Fiscal Year, and notes associated with each, in each case prepared in accordance with GAAP and audited by the Chaparral Accountants; and

            (ii) Discussion and Analysis. The Managing Member's discussion and analysis (a "DISCUSSION AND ANALYSIS") of the performance of Chaparral, Mesquite and the Project Companies during such Fiscal Year (including assets acquired during such Fiscal Year), on an aggregate basis, including: (A) major income statement items and comparison to the prior period and current period budget; (B) liquidity, capital requirements and availability of capital resources of the Project Companies and Mesquite, including any proposed financings; (C) status of Restructurings, including progress toward prospective Restructurings and material changes to the expected completion dates and expected gains and losses; (D) summary description and terms of assets acquired during the period that did not require consent of the Class A Member; (E) material changes to the operations of the Project Companies; (F) material changes to the industry environment which may impact the operations of the business, including underlying commodity prices and competitive landscape; and (G) any other information the Managing Member deems reasonably relevant.

The financial statements described in this Section 8.2(b) shall be accompanied by a representation of the Managing Member stating that (x) the financial statements described in clause (i) of this Section 8.2(b) present fairly, in all material respects, the financial position of Chaparral at the end of the most recently completed Fiscal Year and the results of its operations and its cash flows for such applicable period, in conformity with GAAP and (y) after reasonable inquiry, the Managing Member has no actual knowledge of the occurrence of any Limestone Note Trigger Event, Specified Equity Event, acceleration of the New Limestone Notes as a result of a New Indenture Event of Default, Limestone Certificate Trigger Event or Liquidating Event (other than a Liquidating Event of the type described in Section 12.1(a)), in any such case, that is then continuing or, if the Managing Member has such actual knowledge, specifying the then continuing event and the action that the Managing Member has taken or proposes to take with respect thereto.

      (c) Quarterly Reports. Within 60 days after the close of each Fiscal Quarter during any Fiscal Year beginning with the Fiscal Quarter ending March 31, 2000, the Managing Member shall cause to be prepared and to be delivered to each other Member the following:

            (i) Financial Reports. Unaudited financial statements consisting of a balance sheet as of the last day of such Fiscal Quarter and an income statement and a statement of cash flows for Chaparral for such Fiscal Quarter, in each case prepared in accordance

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                                                         Chaparral LLC Agreement

      with GAAP except that such quarterly financial statements need not include footnote disclosure and may be subject to ordinary year-end adjustment;

            (ii) Officers Certificate. Written certification by a Responsible Officer of the Managing Member that Chaparral is in compliance with
      Section 6.5(a)(ii); and

            (iii) Discussion and Analysis. The Managing Member's summary level Discussion and Analysis of the performance of Chaparral, Mesquite and the Project Companies during such Fiscal Quarter (including assets acquired during such Fiscal Quarter), on an aggregate basis.

The financial statements described in this Section 8.2(c) shall be accompanied by a representation of the Managing Member stating that (x) the financial statements described clause (i) of this Section 8.2(c) present fairly, in all material respects, the financial position of Chaparral at the end of the most recently completed Fiscal Quarter and the results of its operations and its cash flows for such Fiscal Quarter, in conformity with GAAP, subject to year end audit requirements, and (y) after reasonable inquiry, the Managing Member has no actual knowledge of the occurrence of any Limestone Note Trigger Event, Specified Equity Event, acceleration of the New Limestone Notes as a result of a New Indenture Event of Default, Limestone Certificate Trigger Event or Liquidating Event (other than a Liquidating Event of the type described in Section 12.1(a)), in any such case, that is then continuing or, if the Managing Member has such actual knowledge, specifying the then continuing event and the action that the Managing Member has taken or proposes to take with respect thereto.

      (d) Retirement, Purchase Option and Liquidation Date Reports. The Managing Member shall cause to be prepared and to be delivered to each Member (x) on any Payment Date, a balance sheet as of the Mark-to-Market Measurement Date setting forth the aggregate Mark-to-Market Value for each of the Chaparral Permitted Assets (a "MARK-TO-MARKET BALANCE SHEET") together with a certificate by the Managing Member that such statements have been prepared in accordance with this Chaparral LLC Agreement, subject to adjustment as a result of the audit to be provided pursuant to the following clause (y) and (y) on the date on which final distributions are made to the Members pursuant to Section 12.2 and not later than seventy-five (75) days after the Retirement Date on which the Class A Member Interest is retired or the Purchase Date, certification by the Chaparral Accountants that such statements have been prepared in accordance with this Chaparral LLC Agreement.

      (e) Valuation Reports. The Managing Member shall cause to be prepared contemporaneously with any adjustment to the Gross Asset Values of Chaparral assets in accordance with clause (ii) of the definition of Gross Asset Value, reports required to determine the Mark-to-Market Value of such assets and (x) in the event any Chaparral Permitted Asset is acquired (whether by contribution or purchase), sold or distributed by Chaparral, with respect to such Chaparral Permitted Asset only and (y) upon the occurrence of any adjustment to the Gross Asset Value of all Chaparral Permitted Assets, with respect to all Chaparral Permitted Assets, and the Managing Member shall furnish such reports to each Member.

      (f) [Reserved].

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                                                         Chaparral LLC Agreement

      Section 8.3 Tax Matters.

      (a) Actions by Managing Member. The Managing Member is authorized to make any and all elections for federal, state, and local tax purposes including any election, if permitted by applicable law: (i) to adjust the basis of Chaparral Property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state or local law, in connection with Dispositions of Interests in Chaparral and Chaparral distributions; (ii) with the consent of the Members, to extend the statute of limitations for assessment of tax deficiencies against the Members with respect to adjustments to Chaparral's federal, state, or local tax returns; and (iii) to the extent provided in Code Sections 6221 through 6231, to represent Chaparral and the Members before taxing authorities or courts of competent jurisdiction in tax matters affecting Chaparral or the Members in their capacities as Members, and to file or cause to be filed any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Members with respect to such tax matters or otherwise affect the rights of Chaparral and the Members. The Managing Member is specifically authorized to act as the "TAX MATTERS MEMBER" under the Code and in any similar capacity under state or local law.

      (b) Tax Information and Filings. The Managing Member shall deliver or cause to be delivered to each Member necessary tax information for each Member's estimated quarterly tax filings as soon as practicable after the end of each quarter of each Fiscal Year of Chaparral. The Managing Member shall deliver or cause to be delivered to each Member: (i) on or prior to March 30 of each Fiscal Year, the Managing Member's good faith estimate of the amount of such Member's allocable share of taxable income or loss of Chaparral for the preceding Fiscal Year, (ii) on or prior to July 30 of each Fiscal Year, an update of the estimate for the preceding Fiscal Year delivered pursuant to clause (i) and (iii) as soon as practicable after the end of each Fiscal Year of Chaparral but not later than September 15 of the next succeeding Fiscal Year, necessary tax information for each Member's annual tax filings. The Managing Member shall file or cause to be filed tax or information returns and all other filings for Chaparral prepared in accordance with the Code, the Regulations and applicable state and local tax laws. The Managing Member shall use reasonable efforts to provide the Class A Member with details concerning the foregoing information upon the Class A Member's reasonable inquiries.

      (c) Tax Classification.

            (i) The Managing Member shall take such action as may be required under the Code and Regulations to cause Chaparral to be treated as a partnership and Mesquite to be treated as a disregarded entity for United States federal income tax purposes.

            (ii) To the extent Section 8.3(c)(i) does not govern the state and local tax classification of Chaparral and Mesquite, the Managing Member shall take such action as may be required under applicable state and/or local law to cause Chaparral to be treated as, and in a manner consistent with a partnership (or the functional equivalent thereof) and to cause Mesquite to be treated as, and in a manner consistent with a disregarded entity (or the functional equivalent thereof) for state and local income and franchise tax purposes; provided, that the Managing Member shall not take any action under this clause
(c)(ii) which would be inconsistent with its obligations under Section
8.3(c)(i).

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               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

      Section 8.4 Proprietary Information. Notwithstanding any provision of this Chaparral LLC Agreement or any other Transaction Document to the contrary, the Class A Member shall not have access to (i) information that the Managing Member reasonably believes to be in the nature of trade secrets or proprietary information, (ii) any information subject to the attorney-client privilege or
(iii) any information that is required by Applicable Law or any Contractual Obligation entered into by any Class B Member, Chaparral or any Project Company in good faith or other Obligation to be kept confidential, unless, in any such case, (A) the disclosure of such information to the Class A Member does not contravene or constitute a default under any Project Document and (B) the Class A Member shall have executed and delivered to the Managing Member a confidentiality agreement that (x) is substantially in the form attached hereto as Exhibit D and is otherwise reasonably acceptable to the Members (including the Managing Member) and (y) if applicable, complies with all requirements set forth in any Project Document that restricts access to any such information.

                                   ARTICLE IX

                              AMENDMENTS; MEETINGS

      Section 9.1 Amendments. Amendments to this Chaparral LLC Agreement may be proposed by the Members. Following such proposal, the Managing Member shall submit to the Members a verbatim statement of any proposed amendment if counsel for Chaparral shall have approved of the same in writing as to form, and the Managing Member shall include in any such submission a recommendation as to the proposed amendment. The Managing Member shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment to this Chaparral LLC Agreement only if it receives the affirmative vote of all of the Members.

      Section 9.2 Meetings of the Members. (a) Meetings of the Members may be called by the Managing Member and shall be called upon the written request of any Member. The notice shall state the nature of the business to be transacted. Subject to other requirements specified herein regarding notice periods, notice of any such meeting shall be given to all Members not less than five Business Days nor more than thirty days prior to the date of such meeting. Members may vote in person, by proxy or by telephone at such meeting. Whenever the vote or consent of Members is permitted or required under this Chaparral LLC Agreement, such vote or consent may be given at a meeting of Members or may be given in accordance with the procedure prescribed in Section 9.3. Except as otherwise expressly provided in this Chaparral LLC Agreement, the unanimous vote of the Members shall be required to constitute the act of the Members.

      (b) For the purpose of determining the Members entitled to vote on, or to vote at, any meeting of the Members or any adjournment thereof, the Managing Member or the Member requesting such meeting may fix, in advance, a date as the record date for any such determination. Such date shall not be more than thirty days nor less than one Business Day before any such meeting.

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               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

      (c) Each Member may authorize any Person or Persons to act for it by proxy on all matters in which the Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Member or its attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Member executing it or as provided under the terms of such proxy.

      (d) Each meeting of Members shall be conducted by the Managing Member or such other Person as the Managing Member may appoint pursuant to such rules for the conduct of the meeting as the Managing Member or such other Person deems appropriate.

      Section 9.3 Unanimous Consent. In the event the consent of the Members is required for any action to be taken by Chaparral, such consent may be given at a meeting, which may be conducted by conference telephone call, or provided in a writing executed by all the Members.

                                   ARTICLE X

                             TRANSFERS OF INTERESTS

      Section 10.1 Restriction on Dispositions of Interests.

      (a) Dispositions of Class A Member Interest. Except as provided in Article XI or Section 13.15, the Class A Member shall not Dispose of (other than by a retirement or redemption) all or any portion of its Class A Member Interest or withdraw from Chaparral without the prior written consent of the Primary Class B Member in its sole discretion; provided, however, that no such consent of the Primary Class B Member shall be required in connection with the Disposition by the Class A Member of its Class A Member Interest to a Qualified Holder at any time (x) after (i) the occurrence of a Limestone Note Trigger Event or (ii) the occurrence of a Specified Equity Event or (y) during the Earn-Out Period. Following any such Disposition by Limestone of its entire Class A Member Interest in Chaparral, Limestone shall be deemed withdrawn from Chaparral as a Class A Member. Upon any Disposition, in whole or in part, made in accordance with this Section 10.1(a), the transferee of such Interest will be admitted as a Class A Member of Chaparral without further action or consent by any other Member.

      (b) Dispositions of Class B Member Interest and any Additional Class B Member Interest. No Class B Member shall Dispose of its Class B Member Interest to any Person or withdraw from Chaparral without the prior written consent of the Class A Member; provided, however, that any Class B Member may Dispose of all or any portion of its Class B Member Interest to any El Paso Affiliate that is a Qualified Holder and shall, if such interest is transferred in whole, be deemed withdrawn from Chaparral as a Class B Member. Except as provided in
Article XI or Section 13.15, no holder of any Additional Class B Member Interest shall Dispose of (other than by a retirement or redemption) all or any portion of such Additional Class B Member Interest without the prior written consent of the Primary Class B Member in its sole discretion; provided, that no such consent of the Primary Class B Member shall be required in connection with the Disposition by the holder of any Additional Class B Member Interest to a

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

Qualified Holder after the occurrence of a Limestone Note Trigger Event, Specified Equity Event or Limestone Certificate Trigger Event. Following any Disposition in whole by the holder of any Additional Class B Member Interest, such holder shall be deemed withdrawn from Chaparral as a Class B Member. Upon any Disposition made in accordance with this Section 10.1(b), the transferee of such Interest will be admitted as a Class B Member of Chaparral without further action or consent by any other Member.

      (c) Permitted Transfers. Any Disposition permitted by this Section 10.1 shall be referred to in this Chaparral LLC Agreement as a "PERMITTED TRANSFER," the Person to which the Interest is transferred shall be a "PERMITTED TRANSFEREE" and the Interest transferred shall be a "TRANSFERRED INTEREST." A Permitted Transferee shall be entitled to become a substituted Member in Chaparral in respect of the applicable Transferred Interest without any further act on the part of any other Member or the Managing Member being required. Any Permitted Transferee of 100% of the Primary Class B Member's Interest shall become the successor Managing Member hereunder without any further act on the part of any other Member being required.

      Section 10.2 Prohibited Dispositions. Any purported Disposition of an Interest that is not a Permitted Transfer shall be null and void and of no effect whatever; provided, however, that, if Chaparral is required to recognize a Disposition of an Interest that is not a Permitted Transfer, the Transferred Interest shall be strictly limited to the transferor's rights to allocations and distributions as provided by this Chaparral LLC Agreement with respect to the Transferred Interest, which allocations and distributions may be applied (without limiting any other legal or equitable rights of Chaparral) to satisfy any debts or obligations, or liabilities for damages that the transferor or transferee of such Interest may have to Chaparral.

      To the fullest extent permitted by law, in the case of a Disposition or attempted Disposition of an Interest that is not a Permitted Transfer, the parties engaging or attempting to engage in such Disposition shall be liable to indemnify and hold harmless Chaparral and the other Members from all losses, costs, liability, and damages that any of such indemnified Persons may incur (including incremental tax liability and reasonable lawyers' fees and expenses) as a result of such Disposition or attempted Disposition and efforts to enforce the indemnity granted hereby.

                                   ARTICLE XI

               RETIREMENT OPTION; PURCHASE OPTION; EARN-OUT PERIOD

      Section 11.1 Class B Member's Retirement Option.

      (a) The Primary Class B Member may elect, at any time prior to a Liquidating Event, to cause not less than all of the Class A Member Interest to be retired in accordance with this Section 11.1 (the "RETIREMENT OPTION"), by making an Irrevocable Election and giving written notice thereof (a "RETIREMENT NOTICE") to Chaparral, the other Members, the Indenture Trustee (if any Limestone Notes are then Outstanding) and the New Indenture Trustee (if any New Limestone Notes are then Outstanding); provided, however, that (i) the Retirement Option shall

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

not be exercised by the Primary Class B Member if the Retirement Amount payable in connection with such Retirement Option would exceed the balance of the Class A Member's Capital Account immediately after giving effect to the adjustments and allocations required by the first sentence of Section 11.1(c) and (ii) the Retirement Option may not be exercised during the Earn-Out Period at any time following the date on which an Asset Remedy Notice becomes effective pursuant to
Section 11.3(b) until the earlier of the date of (x) the rescission of such Asset Remedy Notice by the Class A Member and (y) the Distribution of the proceeds received from the sale of all assets identified in such Asset Remedy Notice in accordance with Section 5.1(d).

      (b) Any Retirement Notice shall include the following:

            (i) a statement that the entire Class A Member Interest is to be retired;

            (ii) the date on which the retirement distribution shall be made to the Class A Member (the "RETIREMENT DATE"), which date shall not be less than ten Business Days nor more than ninety days after the date on which the Retirement Notice was given; provided, however, that prior to the Earn-Out Period Commencement Date and so long as any Limestone Notes or New Limestone Notes are Outstanding, if an Asset Remedy Notice or Liquidation Notice has been delivered or a Specified Equity Event has occurred, in each case prior to the delivery of such Retirement Notice, the Retirement Date shall not be later than (A) the date upon which such Asset Remedy Notice or Liquidation Notice, as the case may be, becomes effective pursuant to Section 11.3(a)(i) or Section 12.10(a), respectively or (B) in the case of a Specified Equity Event, the later to occur of (x) the earlier of the Special Management Replacement Date and the date on which an Asset Remedy Notice becomes effective in accordance with Section 11.3(a), as applicable, and (y) the fifth Business Day following delivery of such Retirement Notice (provided such Retirement Notice is given prior to either of the dates referred to in clause (x) above); and

            (iii) a representation and warranty by the Primary Class B Member that Chaparral has, or will have on the Retirement Date, Cash in an amount equal to or greater than the Retirement Amount.

      (c) On the Retirement Date, the Gross Asset Values of all of Chaparral assets shall be adjusted to equal their respective Mark-to-Market Values as of the Mark-to-Market Measurement Date and any Net Income, Net Losses and other items of income, gain, loss and deduction of Chaparral shall be allocated among the Members as of such Mark-to-Market Measurement Date in accordance with
Article IV. Solely for GAAP accounting purposes, the retirement of the Class A Member Interest pursuant to this Section 11.1(c) shall be deemed to be effective on the applicable Mark-to-Market Measurement Date. For all purposes of the Transaction Documents, on and after the retirement of the Class A Member Interest pursuant to this Section 11.1(c), the Class A Member shall be deemed to have withdrawn as, and no longer be, a Class A Member hereunder.

      (d) On the Retirement Date, Chaparral shall Distribute to the Class A Member Cash in an amount equal to the Purchase Price that would have been payable on the applicable

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

Retirement Date if the Electing Members had delivered a Purchase Option Notice specifying such Retirement Date as the Purchase Date (the "RETIREMENT AMOUNT"). Such Distribution shall be made to the Class A Member, and the Class A Member Interest in Chaparral shall be retired, at 11:00 a.m. (New York City time) on the Retirement Date. Distributions to the Class A Member in connection with a retirement of the Class A Member Interest shall consist solely of Cash unless otherwise consented to by the Class A Member.

      (e) Treatment as a Retirement under Section 736. Payments made in liquidation of the Interest of the retiring Class A Member other than the Termination Period Guaranteed Payment, shall be made in exchange for the interest of such Member in Chaparral Property pursuant to Section 736(b)(1) of the Code, including the interest of such Member in the goodwill of Chaparral.

      Section 11.2 Class B Member's Purchase Option.

      (a) The Primary Class B Member may, at any time permitted pursuant to
Section 11.2(b), elect to purchase or to cause the purchase of the Class A Member's entire Class A Member Interest (the "PURCHASE OPTION"); provided, that the Primary Class B Member makes an Irrevocable Election and the Electing Purchasers give written notice to all the Members, the Indenture Trustee (if any Limestone Notes are then Outstanding) and New Indenture Trustee (if any New Limestone Notes are then Outstanding) (the "PURCHASE OPTION NOTICE"). The Primary Class B Member may designate any Person as having the right, and may assign to any Person the right, to purchase all or a portion of the Class A Member Interest (the Primary Class B Member and each such designee or assignee, an "ELECTING PURCHASER").

      (b) The Purchase Option may be exercised at any time prior to the earliest to occur of: (i) a Liquidating Event, (ii) after a Limestone Note Trigger Event has occurred, the end of the Asset Remedy Standstill Period for such Limestone Note Trigger Event or (iii) if a Specified Equity Event has occurred and is continuing, the earlier of the Special Management Replacement Date and the date on which an Asset Remedy Notice becomes effective in accordance with Section 11.3(a); provided, however, that the Purchase Option may not be exercised during the Earn-Out Period at any time following the date on which an Asset Remedy Notice becomes effective pursuant to Section 11.3(b) until the earlier of the date of (x) the rescission of such Asset Remedy Notice by the Class A Member and
(y) the Distribution of the proceeds received from the sale of all assets identified in such Asset Remedy Notice in accordance with Section 5.1(d).

      (c) Any Purchase Option Notice shall include the following:

            (i) a statement that the entire Class A Member Interest is to be purchased;

            (ii) a statement listing the Electing Purchasers and specifying the amount of the Class A Member Interest that each such Electing Purchaser has agreed to purchase; and

            (iii) a statement specifying the date on which the closing of the purchase and sale of the Class A Member Interest shall occur (the "PURCHASE DATE"), which Purchase Date shall not be less than ten Business Days nor more than ninety days after the date on which the Purchase Option Notice was given; provided, however, that prior to the Earn-Out Period

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

Commencement Date and so long as any Limestone Notes or New Limestone Notes are outstanding, if (x) an Asset Remedy Notice or Liquidation Notice has been delivered or (y) a Specified Equity Event has occurred, in each case prior to the delivery of such Purchase Option Notice, then the Purchase Date shall not be later than (A) the date upon which such Asset Remedy Notice or Liquidation Notice as the case may be, becomes effective pursuant to Section 11.3(a)(i),
Section 12.10(a), respectively or (B) in the case of a Specified Equity Event, the later to occur of (x) the earlier of the Special Management Replacement Date and the date on which an Asset Remedy Notice becomes effective in accordance with Section 11.3(a), as applicable, and (y) the fifth Business Day following delivery of such Purchase Option Notice (provided that such Purchase Option Notice is given prior to either of the dates referred to in clause (x) above).

      (d) Mark-to-Market. On the Purchase Date, the Gross Asset Values of all of Chaparral assets shall be adjusted to equal their respective Mark-to-Market Values as of the Mark-to-Market Measurement Date and any Net Income, Gross Income, Net Losses and other items of income, loss, gain, deduction and credit of Chaparral shall be allocated among the Members as of such Mark-to-Market Measurement Date in accordance with Article IV.

      (e) Purchase Price/Payment. On the Purchase Date, the Electing Purchaser(s) shall pay to the Class A Member an amount of Cash equal to the following (the "PURCHASE PRICE"):

            (i) If the Purchase Option is exercised on or prior to the Earn-Out Period Commencement Date, the Purchase Price shall be the greater of (a) the sum of (x) the balance of the Class A Member's Capital Account (as of the Purchase Date and after giving effect to the allocations resulting from the adjustments described in Section 11.2(d)), and (y) the Termination Period Guaranteed Payment that would be payable in respect of the period beginning immediately after the Mark-to-Market Measurement Date and ending on the Purchase Date, and (b) the sum of (I) the accrued Class A Member's Priority Return accrued from the immediately preceding Distribution Date to the Purchase Date without regard to the portion thereof described in clause (b)(iv) of the definition of Class A Member's Priority Return, (II) the excess as of the immediately preceding Distribution Date of the amount required to be Distributed pursuant to
      Section 5.1(a) on such date over the amount Distributed pursuant to
      Section 5.1(a) on such date, (III) the aggregate outstanding principal amount of the Limestone Notes and the New Limestone Notes, (IV) the Limestone Equity Cash Component, (V) if no Limestone Note Trigger Event, Limestone Certificate Trigger Event or Specified Equity Event or acceleration of the New Limestone Notes as a result of a New Indenture Event of Default (other than Specified Equity Event arising solely as a result of an acceleration of the New Limestone Notes as a result of a New Indenture Event of Default of the type described in Section 9.01(a) of the New Indenture) has occurred, the Limestone Equity Cash Component Make-Whole Premium, (VI) the Limestone Equity PIK Component, (VII) if the Purchase Date is prior to the Maturity Date, the Limestone Equity PIK Component Make-Whole Premium, if any, and (VIII) all accrued and unreimbursed Additional Financing Costs, in each case, as of the Purchase Date; or

            (ii) In the event that the Purchase Option is exercised after the Earn-Out Period Commencement Date, the greater of (a) the amount that would be determined

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

      pursuant to Section 11.2(e)(i) and (b) an amount that would if distributed on the Purchase Date with respect to the Limestone Certificates result in an IRR of 21% for the period from December 28, 1999 to the Earn-Out Period Commencement Date and 25% from the Earn-Out Period Commencement Date to the Purchase Date. For purposes of the determination made pursuant to clause (a) of the preceding sentence, it shall be assumed that: (I) an Earn-Out Period Commencement Date has not occurred, except for purposes of computing any amount (including but not limited to the Class A Member's Priority Return) that is determined by reference to any date; and (II) a Limestone Note Trigger Event and Limestone Certificate Trigger Event has occurred on the date the Purchase Option Notice is delivered and (III)
      Section 11.2(e)(i)(b)(VII) shall be applied as if it read in its entirety "the Unpaid Premium Amount, and."

      (f) Purchase. (i) The closing of the purchase and sale of the Class A Member Interest shall occur on the Purchase Date specified in the Purchase Option Notice.

            (ii) The closing shall occur at such place as is mutually agreeable to the Members, or upon the failure to agree, at the principal place of business of Chaparral. On the Purchase Date, the Class A Member shall deliver to the Electing Purchasers good title to the Class A Member Interest purchased, free and clear of any liens, claims, encumbrances, security interests or options.

            (iii) On the Purchase Date, the Members shall execute such documents and instruments of conveyance as may be necessary or appropriate to effectuate the transaction contemplated hereby, including the Disposition of the Class A Member Interest. The reasonable costs of such Disposition and closing, including attorneys' fees and filing fees of the Members, shall be paid by the Electing Purchasers in proportion to their respective Class A Member Interest.

            (iv) Solely for GAAP accounting purposes and for purposes of the Act, the purchase of the Class A Member Interest pursuant to this Section
      11.2 shall be deemed to be effective as of the close of business on the applicable Mark-to-Market Measurement Date and, thereafter, the Electing Purchasers shall be admitted as substitute Class A Members of Chaparral in respect of the portions of Limestone's (or its successor's) Class A Member Interest acquired thereby and the Class A Member shall be deemed withdrawn as, and shall no longer be, a Class A Member hereunder.

      (g) Treatment as Purchase Under Section 741. The Members agree to treat the Disposition of the Class A Member Interest to the Electing Purchasers pursuant to this Section 11.2 as a purchase and sale under Section 741 of the Code and not as a retirement under Section 736 of the Code.

      Section 11.3 Asset Remedy.

      (a) Asset Remedy Prior to Earn-Out Period. (i) So long as any Limestone Notes or any New Limestone Notes are outstanding, the Class A Member may, at any time following the occurrence of a Limestone Note Trigger Event, or, after the repayment in full of all Outstanding Limestone Notes, a Specified Equity Event, elect to cause the sale of one or more assets of

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               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

Chaparral or Mesquite in accordance with paragraph (c) below (the "ASSET REMEDY"), by delivering to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) a written notice of such election specifying the assets subject to such notice (an "ASSET REMEDY NOTICE"), and such Asset Remedy Notice shall, unless the entire Class A Member Interest is retired pursuant to Section 11.1 or purchased pursuant to Section
11.2 on or prior to (A) the applicable expiration of the Asset Remedy Standstill Period or (B) in the case of a Specified Equity Event, the Special Management Standstill Expiration Date, become effective to cause an Asset Remedy (x) upon the applicable expiration of the Asset Remedy Standstill Period or (y) in the case of a Specified Equity Event, the Special Management Standstill Expiration Date; provided, however, that the Class A Member may rescind such Asset Remedy Notice by delivering to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) written notice of such rescission; provided, further, that in the case of a Specified Equity Event, such Asset Remedy Notice shall not become effective if the Specified Equity Cure has occurred on or before the 30th day after the Specified Equity Event; provided, further, that if the Certificate Purchase Option is consummated prior to the date on which such notice delivered in connection with such Specified Equity Event becomes effective, then such notice shall be deemed to have been revoked and shall be of no further force and effect. Any such rescission shall not affect the Class A Member's right to deliver any subsequent Asset Remedy Notice.

            (ii) So long as no Limestone Notes and no New Limestone Notes are outstanding, and provided that the Earn-Out Period has not commenced, the Class A Member may, at any time following the occurrence and during the continuance of a failure of the Class A Member to receive any payment of the Class A Member's Cumulative Priority Return under Section 5.1(a) within five Business Days of any applicable Distribution Date, elect to cause the Asset Remedy by delivering to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) an Asset Remedy Notice and such Asset Remedy Notice shall become effective to cause an Asset Remedy on the 10th Business Day following delivery of such Asset Remedy Notice; provided, however, that the Class A Member may rescind such Asset Remedy Notice by delivering to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) written notice of such rescission; and provided, further, that if an Irrevocable Election has been made by the Primary Class B Member and a Purchase Option Notice or a Retirement Notice has been delivered on or prior to such 10th Business Day, no Asset Remedy Notice shall become effective to cause an Asset Remedy until the day after the Purchase Date or Retirement Date, as the case may be, specified in such notice (and then if, but only if, such purchase or retirement is not consummated). Any such rescission shall not affect the Class A Member's right to deliver any subsequent Asset Remedy Notice.

      (b) Asset Remedy During Earn-Out Period. The Class A Member may, on any date during the Earn-Out Period, elect to cause the Asset Remedy by delivering to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) an Asset Remedy Notice and such Asset Remedy Notice shall become effective to cause an Asset Remedy on the 10th Business Day following delivery of such Asset Remedy Notice; provided, however, that the Class A Member may rescind any Asset Remedy Notice by

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

delivering to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) written notice of such rescission; and provided, further, that if an Irrevocable Election has been made by the Primary Class B Member and a Purchase Option Notice or Retirement Notice has been delivered on or prior to such 10th Business Day, no Asset Remedy Notice shall become effective to cause an Asset Remedy until the day after the Purchase Date or Retirement Date, as the case may be, specified in such notice (and then if, but only if, such purchase or retirement is not consummated). Any such rescission shall not affect the Class A Member's right to deliver any subsequent Asset Remedy Notice.

      (c) Dispositions. After the effective election of the Asset Remedy, the Class A Member shall have the right and authority to cause Chaparral to Dispose of any Chaparral Property, and cause Chaparral to cause Mesquite to Dispose of any Mesquite Property; provided, however, that no such Disposition shall be made to any Person that is the Class A Member, a Certificateholder, or any Restricted Person.

      Section 11.4 Earn-Out Period.

      (a) Allocations; Distributions. During the Earn-Out Period (i) Net Income and Net Losses shall be allocated as set forth in Section 4.2 and (ii) Distributions shall be made to the Class A Member as set forth in Section 5.1(b).

      (b) Restrictions on Authority of Managing Member. Notwithstanding any power or authority granted the Managing Member under the LLC Act, the Chaparral Certificate of Formation or this Chaparral LLC Agreement, during the period commencing on the Earn-Out Period Commencement Date and ending on the Earn-Out Period Termination Date, (i) the Managing Member shall not have the authority to, and covenants and agrees that it shall not, take any of the following actions without the consent of all of the Members: (x) cause or permit Chaparral or Mesquite to acquire (by purchase, contribution or exchange) any additional assets, (y) cause or permit Chaparral or Mesquite to incur any additional Indebtedness, or (z) cause or permit Chaparral or Mesquite to make any Dispositions other than (1) Dispositions to provide Cash to be Distributed to Chaparral for the purpose of enabling Chaparral to make Distributions under
Section 5.1(b) and (2) Dispositions of the type described in clause (B), (C), or
(E) of Section 6.3(e), and (ii) the Managing Member, on behalf of Chaparral as sole member of Mesquite, shall cause Mesquite to distribute to Chaparral all Available Cash of Mesquite to the extent permitted to be distributed in accordance with the Mesquite Financing Documents (other than Mesquite Specified Credit Documents) and the Transaction Documents.

      (c) Expiration of Earn-Out Period. If no Liquidating Event shall have occurred, then on and after the Earn-Out Period Termination Date: (i) the Class A Member shall have no right or authority to cause Chaparral to take any action and, without limitation of the foregoing, all of the Class A Member's rights under Section 7.4 shall be terminated and the Class B Member shall, without further action, have all of the rights given to the Class A Member under such Section, (ii) the Class B Member shall have the right and authority to cause Chaparral to admit one or more additional Members and/or issue additional membership interests, in each case as directed by the Class B Member, and (iii) the Class B Member shall have the right to cause Chaparral to retire the Class A Member Interest for an amount equal to the Class A Member's then current Capital Account balance.

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               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

                                  ARTICLE XII

                           DISSOLUTION AND WINDING UP

      Section 12.1 Liquidating Events. Chaparral shall dissolve and commence winding up and liquidating upon the first to occur of any of the following (collectively, "LIQUIDATING EVENTS"):

            (a) Expiration of Term. The tenth anniversary of the Closing Date.

            (b) Liquidation Notice. The date on which, pursuant to Section 12.10, a Liquidation Notice becomes effective to cause a Liquidating Event.

            (c) Unanimous Vote. The unanimous vote of the Members to dissolve, wind up, and liquidate Chaparral or Mesquite.

            (d) Voluntary Withdrawal or Removal of Managing Member. The voluntary withdrawal or removal of the Managing Member.

            (e) Illegality, etc. The happening of any event that makes it unlawful, impossible, or impractical to carry on the business of Chaparral or the Delaware Court of Chancery has entered a decree pursuant to Section 18-802 of the LLC Act, and such decree has become final.

            (f) Failure of Earn-Out. The third anniversary of the Earn-Out Period Commencement Date shall have occurred and there has been no prior Earn-Out Period Termination Date.

The Members hereby agree that, notwithstanding any provision of the LLC Act, Chaparral shall not dissolve prior to the occurrence of a Liquidating Event. Upon the occurrence of any event set forth in Section 12.1(a) (so long as no other Liquidating Event has occurred), Chaparral shall not be dissolved or required to be wound up if at the time of such event there is at least one remaining Member and that Member carries on the business of Chaparral in accordance with Section 18-801 of the LLC Act (any such remaining Member being hereby authorized to carry on the business of Chaparral). If at such time there is not at least one remaining Member or the remaining Member does not carry on the business of Chaparral, Chaparral shall be liquidated in accordance with this
Article XII.

      Section 12.2 Winding Up. Upon the occurrence of a Liquidating Event, Chaparral shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action with respect to Chaparral that is inconsistent with the winding up of Chaparral's business and affairs; provided that all covenants contained in this Chaparral LLC Agreement and obligations provided for in this Chaparral LLC Agreement shall continue to be fully binding upon the Members until such time as Chaparral Property has been distributed pursuant to this Section 12.2 and the Chaparral Certificate of Formation has been canceled pursuant to the LLC Act. The Liquidator shall be responsible for overseeing the winding up and dissolution of

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               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

Chaparral. On the occurrence of a Liquidating Event, the Gross Asset Values of all of Chaparral's assets shall be adjusted to equal their respective Mark-to Market Values as of the Mark-to-Market Measurement Date and any Net Income, Gross Income, Net Losses and other items of income, loss, deduction, gain and credit of Chaparral shall be allocated among the Members as of such Mark-to-Market Measurement Date in accordance with Article IV. The Liquidator shall take full account of Chaparral's liabilities and the Chaparral Property and, except as otherwise provided in Section 12.3, shall, within 75 days of the occurrence of a Liquidating Event or, in the event that the certification by the Chaparral Accountants required by Section 8.2(d) has not been delivered by such 75th day as soon as practicable after delivery of such accountant's certification but in any event within 90 days of such Liquidating Event, cause the Chaparral Property or the proceeds from the sale or disposition thereof (as determined pursuant to Section 12.9), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by Applicable Law and notwithstanding anything in this Chaparral LLC Agreement to the contrary, in the following order (without duplication):

            (a) First, to creditors (including the Class A Member to the extent such Member is a creditor, to the extent otherwise permitted by Applicable
      Law), other than the Class B Members and their Affiliates, in satisfaction of all of Chaparral's debts and liabilities other than liabilities for which reasonable provision for payment has been made;

            (b) Second, to the Class A Member in an amount equal to the amount of any Termination Period Guaranteed Payment to the extent not previously paid;

            (c) Third, to the payment and discharge of all of Chaparral's debts and liabilities to the Managing Member, the Class B Members and their Affiliates to the extent adequate provision therefor has not been made; and

            (d) Fourth, the balance to the Members in accordance with their respective Capital Accounts, as provided under Article IV, immediately after giving effect to the adjustments and allocations required by the third sentence of this Section 12.2.

The Managing Member shall not receive any additional compensation for any services performed pursuant to this Article XII.

      The Managing Member understands and agrees that by accepting the provisions of this Section 12.2 setting forth the priority of the distribution of the assets of Chaparral to be made upon its liquidation, the Managing Member expressly waives any right that it, as a creditor of Chaparral, might otherwise have under the LLC Act to receive distributions of assets pari passu with the other creditors of Chaparral in connection with a distribution of assets of Chaparral in satisfaction of any liability of Chaparral, and hereby subordinates to said creditors any such right.

      Section 12.3 No Restoration of Deficit Capital Accounts; Compliance With Timing Requirements of Regulations. In the event Chaparral is "liquidated" within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), (x) distributions shall be made pursuant to this Article XII to the Members who have positive Capital Accounts in compliance with Regulation Section 1.704-1(b)(2)(ii)(b)(2), and (y) if the Class A Member's Capital Account or the Class B

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               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

Member's Capital Account has a deficit balance (after giving effect to all contributions, distributions, and allocations for all taxable years, including the taxable year during which such liquidation occurs), the Member whose Capital Account has a negative balance shall have no obligation to contribute to the capital of Chaparral the amount necessary to restore such deficit balance to zero, and such deficit shall not be considered a debt owed to Chaparral or to any other Person for any purpose whatsoever.

      In the discretion of the Liquidator, with the consent of the Members, a portion (determined in the manner provided below) of the distributions that would otherwise be made to the Members pursuant to this Article XII may be:

            (a) Distributed to a trust established for the benefit of the Members solely for the purposes of liquidating Chaparral Property, collecting amounts owed to Chaparral, and paying any contingent or unforeseen liabilities or obligations of Chaparral or of the Managing Member arising out of or in connection with Chaparral. The assets of any such trust shall be distributed to the Members from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by Chaparral would otherwise have been distributed to the Members pursuant to Section 12.2; or

            (b) Withheld to provide a reasonable reserve for liabilities (contingent or otherwise) of Chaparral and to allow for the collection of the unrealized portion of any installment obligations owed to Chaparral; provided, however, that such withheld amounts shall be distributed to the Members as soon as practicable.

The portion of the distributions that would otherwise have been made to each of the Members that is instead distributed to a trust pursuant to Section 12.3(a) or withheld to provide a reserve pursuant to Section 12.3(b) shall be determined in the same manner as the expense or deduction would have been allocated if Chaparral had realized an expense equal to such amounts immediately prior to distributions being made pursuant to Section 12.2.

      Section 12.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 12, in the event Chaparral is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Chaparral Property shall not be liquidated, Chaparral's debts and other liabilities shall not be paid or discharged, and Chaparral's affairs shall not be wound up. Instead, solely for federal income tax purposes, Chaparral shall be deemed to have contributed all of the Chaparral Property and liabilities to a new limited liability company in exchange for an interest in such new company and, and immediately thereafter, Chaparral Property will be deemed to liquidate by distributing interests in the new company to the Members.

      Section 12.5 Rights of Members. Each Member shall look solely to the Chaparral Property for the return of its Capital Contribution and, except as otherwise provided in Section 12.9, shall have no right or power to demand or receive property other than Cash from Chaparral.

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               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

      Section 12.6 Notice of Dissolution. The Managing Member shall promptly provide written notice to each of the Members of the occurrence of any acceleration of the New Limestone Notes as a result of a New Indenture Event of Default, a Limestone Note Trigger Event, Limestone Certificate Trigger Event, Specified Equity Event or Liquidating Event (other than a Liquidating Event of the type described in Section 12.1(a)) in accordance with Section 6.5(b).

      Section 12.7 Character of Liquidating Distributions. All payments made in liquidation of the Interest of a retiring Member (whether pursuant to Article XI or Article XII), other than the Termination Period Guaranteed Payment, shall be made in exchange for the interest of such Member in Chaparral Property pursuant to Code Section 736(b)(1), including the interest of such Member in goodwill of Chaparral.

      Section 12.8 The Liquidator.

      (a) Definition. The "LIQUIDATOR" means (i) in the case of any Liquidating Event described in clause (a), (c) or (e) of Section 12.1, the Primary Class B Member or any other Affiliate of El Paso appointed as Liquidator by the Primary Class B Member and (ii) in the case of any other Liquidating Event, the Class A Member or any other Person appointed as Liquidator by the Class A Member.

      The Primary Class B Member (or the Class A Member if it may then appoint the Liquidator) may appoint an appointee to be Liquidator on or prior to the date on which a Liquidating Event occurs by delivering written notice of such appointment to the other Members. Any such appointment may be subsequently withdrawn by similar written notice.

      The Liquidator shall have the rights set forth in Section 18-803(b) of the LLC Act and exclusively shall have the rights, power and authority of the Managing Member necessary or appropriate in its discretion to effect the dissolution, winding up and liquidation of Chaparral. The actions of the Liquidator shall for all purposes be the actions of Chaparral.

      (b) Fees. Chaparral is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Article XII and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services.

      (c) Resignation of Liquidator. At any time any Liquidator may, in its discretion, resign as Liquidator and the Primary Class B Member (or the Class A Member if it may then appoint the Liquidator) shall appoint a replacement Liquidator pursuant to Section 12.8(a).

      Section 12.9 Form of Liquidating Distributions.

      (a) In General. Except as provided in this Section 12.9, for purposes of making distributions required by Section 12.2, the Liquidator may determine whether to distribute all or any portion of Chaparral Property in-kind or to sell all or any portion of Chaparral Property and distribute the proceeds therefrom, provided that the Liquidator shall not distribute Chaparral Property other than Cash to the Class A Member without its consent, and the Liquidator shall be required to reduce Chaparral Property to Cash to the extent necessary to make distributions to the Class A Member pursuant to Section 12.2 in Cash.

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               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

      (b) Class A Member In-Kind Election. At the election of the Class A Member, the Liquidator may be required to distribute all of the Chaparral Property in-kind. In such event, Chaparral Property to be distributed to each Member shall be determined by the Liquidator; provided that, subject to the next sentence, distribution of any Chaparral Property to the Class A Member other than the El Paso Notes or Financial Investments shall require the consent of all of the Members. If the liquidation of Chaparral is caused by the Bankruptcy of El Paso, the Class B Member, the Managing Member or Chaparral, upon the request of the Class A Member, and to the extent so requested, the Liquidator shall distribute to the Class A Member the El Paso Notes or Financial Investments to the extent practicable.

      Section 12.10 Liquidation Notice.

      (a) Liquidating Events Prior to Earn-Out Period. Prior to the Earn-Out Period Commencement Date, the Class A Member may, at any time on or after the occurrence of a Limestone Note Trigger Event or a Specified Equity Event, deliver to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) a written notice (a "LIQUIDATION NOTICE") stating that such Limestone Note Trigger Event or such Specified Equity Event constitutes a Liquidating Event; provided, however, that: (i) the delivery of a Liquidation Notice shall not become effective to cause a Liquidating Event until (A) the expiration of the applicable Asset Remedy Standstill Period or (B) in the case of a Specified Equity Event, the Special Management Standstill Expiration Date; (ii) the Class A Member may rescind such Liquidation Notice by delivering to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) a rescission notice prior to (A) the end of the applicable Asset Remedy Standstill Period or (B) in the case of a Specified Equity Event, the Special Management Standstill Expiration Date; and
(iii) if an Irrevocable Election has been made by the Primary Class B Member and a Purchase Option Notice or Retirement Notice has been delivered prior to (A) the expiration of the Asset Remedy Standstill Period or (B) in the case of a Specified Equity Event, the earlier of the Special Management Replacement Date and the date on which an Asset Remedy Notice becomes effective in accordance with Section 11.3(a), no Liquidation Notice shall become effective to cause a Liquidating Event until the day after the Purchase Date or Retirement Date, as the case may be, specified in such notice (and then if, but only if, such purchase or retirement is not consummated); provided, further, that in the case of a Specified Equity Event, such Liquidation Notice shall not become effective if the Specified Equity Cure has occurred on or before the 30th day after such Specified Equity Event; provided, further, that if the Certificate Purchase Option is consummated prior to the date on which such notice becomes effective, then such notice shall be deemed to have been revoked and shall be of no further force and effect.

      (b) Liquidating Events During Earn-Out Period. The Class A Member may, on any date during the Earn-Out Period, elect to cause a Liquidating Event by delivering to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) a Liquidation Notice; provided, however, that: (i) the delivery of such Liquidation Notice shall not become effective to cause a Liquidating Event until the 10th Business Day following delivery of such Liquidation Notice; (ii) the Class A Member may rescind such Liquidation Notice by delivering to the Managing Member (and, if the Primary Class B Member is not the Managing Member, the Primary Class B Member) a rescission notice prior to such 10th Business Day; and (iii) if an Irrevocable Election has been made by the

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               Fifth Amended and Restated Chaparral LLC Agreement

                                                         Chaparral LLC Agreement

Primary Class B Member and a Purchase Option Notice or Retirement Notice has been delivered on or prior to such 10th Business Day, no Liquidation Notice shall become effective to cause a Liquidating Event until the day after the Purchase Date or Retirement Date, as the case may be, specified in such notice (and then if, but only if, such purchase or retirement is not consummated).

                                  ARTICLE XIII

                                  MISCELLANEOUS

      Section 13.1 Amendments. No amendment or waiver of any provision of this Chaparral LLC Agreement, and no consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by all Members in accordance with Section 9.1. No such waiver of a provision or consent to a departure in any one instance shall be construed as a further or continuing waiver of or consent to subsequent occurrences, or a waiver of any other provision or consent to any other departure.

      Section 13.2 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of Chaparral LLC Agreement shall be in writing or by facsimile and shall be deemed to have been delivered, given, and received for all purposes (a) if delivered personally to the Person or to an officer of the Person to whom the same is directed or (b) when the same is actually received (if during the recipient's normal business hours if during a Business Day, or, if not, on the next succeeding Business Day), if sent by facsimile (followed by a hard copy of the facsimiled communication sent by certified mail, postage and charges prepaid), or by courier or delivery service or by mail, addressed, if to any Member or the Managing Member, to such person at its address or facsimile number set forth on Schedule 13.2 hereto or to such other address as such Person may from time to time specify by notice, and if to any other Person, at its address specified in the Transaction Document pursuant to which such Person is to receive notice or by notice given in the manner provided herein to each other Person entitled to receive notice hereunder, or, in each case, to such other address (and with copies to such other Persons) as the Person entitled to receive notice hereunder shall specify by notice given in the manner provided herein to the other Persons entitled to receive notice under the relevant Transaction Document.

      Section 13.3 No Waiver; Cumulative Remedies. No failure on the part of any Person to exercise, and no delay in exercising, any right under this Chaparral LLC Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Chaparral LLC Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Chaparral LLC Agreement are cumulative and not exclusive of any remedies provided by Applicable Law.

      Section 13.4 Waiver of Jury Trial. EACH PARTY TO THIS CHAPARRAL LLC AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS

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               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

CHAPARRAL LLC AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 13.5 Counterparts. This Chaparral LLC Agreement may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Chaparral LLC Agreement may be delivered by facsimile transmission of the relevant signature pages thereof.

      Section 13.6 Survival of Representations, Warranties and Indemnities:
Entire Agreement. All representations, warranties and indemnities and undertakings to pay costs and expenses contained in this Chaparral LLC Agreement or made by or on behalf of the parties hereto, as the case may be, in connection with this Chaparral LLC Agreement shall survive (a) the execution and delivery of this Chaparral LLC Agreement and the other Transaction Documents, (b) performance by each party of its Obligations under this Chaparral LLC Agreement and each other Transaction Document to which it is a party and (c) the Disposition (whether or not such Disposition was a Permitted Transfer) by (A) El Paso Chaparral of all or a portion of its Class B Member Interest in Chaparral or any termination of its status as a Class B Member of Chaparral pursuant to this Chaparral LLC Agreement or (B) any other Member of all or a portion of its interest in Chaparral or any termination of such Person's status as a member of Chaparral, and may be relied upon by the Persons permitted thereunder, regardless of any investigation made at any time by or on behalf of such Persons or any such assignee.

      Section 13.7 Severability. Any provision of this Chaparral LLC Agreement that is prohibited by or unenforceable in any relevant jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 13.8 Construction. Every covenant, term, and provision of each Transaction Document shall be construed simply according to its fair meaning and not strictly for or against any party thereto.

      Section 13.9 Determination of Capital Accounts. In the event the Class A Member or the Class B Member disputes in an appropriate proceeding the determination of its Capital Account, an independent determination of the Members' Capital Accounts shall be made without any special weight being given to any prior determination made within the discretion of the Managing Member.

      Section 13.10 Governing Law. THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS CHAPARRAL LLC AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION OF THE RIGHTS AND DUTIES OF THE MEMBERS.

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                                                         Chaparral LLC Agreement

      Section 13.11 Waiver of Action for Partition. Each of the Members irrevocably waives any right that it may have to maintain any action for partition with respect to any of the Chaparral Property.

      Section 13.12 Consent to Jurisdiction. Each Member (i) irrevocably submits to the jurisdiction of any Delaware State court or federal court sitting in Wilmington, Delaware in any action arising out of this Chaparral LLC Agreement,
(ii) agrees that all claims in such action may be decided in such court, (iii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum and (iv) consents to the service of process by mail. A final judgment in any such action shall be conclusive and may be enforced in other jurisdictions. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.

      Section 13.13 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Chaparral LLC Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Chaparral LLC Agreement and specifically to enforce the terms and provisions of this Chaparral LLC Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

      Section 13.14 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Chaparral LLC Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Limestone is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only Limestone, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Limestone or be liable for the breach of failure of any obligation, representation, warranty or covenant made or undertaken by Limestone under this Chaparral LLC Agreement.

      Section 13.15 Consent to Collateral Assignment by Class A Member; Rights of Action.

      (a) Pursuant to the terms of the Indenture, the Class A Member has transferred and assigned for security purposes, and granted a first priority security interest in, substantially all of its assets (including, without limitation, all of the rights of the Class A Member under (i) the Class A Member Interest, (ii) any Additional Class B Member Interest and (iii) this Chaparral LLC Agreement) to the Indenture Trustee for the benefit of the holders from time to time of the Limestone Notes. Chaparral and each Class B Member hereby acknowledges and consents, for the benefit of the Class A Member and the Indenture Trustee, on behalf of the holders of the

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                                                         Chaparral LLC Agreement

Limestone Notes, to such collateral assignment by the Class A Member to the Indenture Trustee (or to any subsequent transferee following foreclosure on such security interest) and agrees that the Indenture Trustee, on behalf of the holders of the Limestone Notes (or any subsequent transferee following foreclosure on such security interest), shall, on or after a Limestone Note Trigger Event, have the right to pursue any remedy available to the Class A Member under this Chaparral LLC Agreement, the other Transaction Documents or in law to secure the performance by Chaparral, any Class B Member or any other Person of its obligations hereunder or thereunder.

      (b) The parties hereto further acknowledge the rights of action of the New Indenture Trustee to enforce, and institute and maintain any suit, action or proceeding against Limestone to enforce, or otherwise act in respect of, the right of the New Noteholders under the New Indenture and to maintain any proceeding against the assets of Limestone to enforce, or levy on, any judgment resulting therefrom, subject to Section 2.05(f) of the New Indenture.

      Section 13.16 Effectiveness. This Chaparral LLC Agreement shall take effect as of the Effective Date.

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                                                         Chaparral LLC Agreement


            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above first written.

                  CLASS A MEMBER:

                  LIMESTONE ELECTRON TRUST
                     By: Wilmington Trust Company, not in its individual
                         capacity but solely as trustee


                         By:      /s/ Ann Roberts
                                -----------------------------
                             Name:  Ann Roberts
                             Title: Assistant Vice President

                  CLASS B MEMBERS:

                  EL PASO CHAPARRAL INVESTOR, L.L.C.
                     By: El Paso Chaparral Holding Company, its sole member


                            By:   /s/ John L. Harrison
                                -----------------------------
                                Name:  John L. Harrison
                                Title: Senior Vice President



                  EL PASO CHAPARRAL HOLDING II COMPANY

                            By:   /s/ John L. Harrison
                                -----------------------------
                                Name:  John L. Harrison
                                Title: Senior Vice President


               Fifth Amended and Restated Chaparral LLC Agreement
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                                                         Chaparral LLC Agreement

ACKNOWLEDGED AND AGREED:
PRIMARY CLASS B MEMBER, as Managing Member:
EL PASO CHAPARRAL INVESTOR, L.L.C.
     By:  El Paso Chaparral Holding Company,
          its sole member



By:   /s/ John L. Harrison
    ------------------------
Name:  John L. Harrison
Title: Senior Vice President

ACKNOWLEDGED AND AGREED:
CHAPARRAL INVESTORS, L.L.C.,
     By: El Paso Chaparral Investor, L.L.C., as its managing member

     By: El Paso Chaparral Holding Company, as its sole member


By:    /s/ John L. Harrison
    ------------------------
Name:  John L. Harrison
Title: Senior Vice President


               Fifth Amended and Restated Chaparral LLC Agreement